TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒    Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CORPAY, INC.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11.

Corpay

2025 Notice of Annual Meeting & Proxy Statement

2025 Notice of Annual Meeting & Proxy Statement	1

A LETTER FROM OUR CHIEF EXECUTIVE OFFICER

Ronald F. Clarke Chair & Chief Executive Officer
My Fellow Shareholders,
Thank you for your investment in Corpay, the Corporate Payments Company.
Performance & Positioning
Our 2024 financial performance again reached record levels,
with revenue of $4.0 billion, up 6%, adjusted earnings per
share of $19.01, up 12%, and adjusted EBITDA of over $2.1
billion, up 7%. Each of these metrics set all-time records,
and continue to demonstrate the durability and power of our
Company. We closed two acquisitions in our Corporate
Payments line of business, which further enhanced our
competitive advantage and scale.
2024 was another year where we made substantial progress
advancing our priorities:
èRebrand. We rebranded and simplified the Company,
which is now Corpay, the Corporate Payments
Company. This has helped drive not only awareness of
our Company, but also improved our sales effectiveness
and efficiency.
èCorporate Payments Scale. Our Corporate Payments
business is the largest in the business-to-business
payments industry and continues to be our fastest
growing segment. In 2024, this business was over 30%
of the Company’s revenue and we monetized over $170
billion in spend. We will continue to focus significant
efforts and capital to support the growth of this business
in 2025. We remain confident that it will be
approximately 40% of Company revenue by the end of
2025 and over 50% within another few years.
èVehicle Payments Expansion. We have advanced our
vehicle payments offerings, with material progress in
Brazil and early indications of success in the UK.
Exposing our strong network assets to a broader group
of customers improves both sales and volume.
These efforts enhance our ability to deliver our mid-term
objectives to annually grow revenue 10% and adjusted
earnings per share 15-20%. We saw significant improvement
in our valuation and stock price during 2024, and we expect
the market to continue to reward our performance as we
deliver consistent, quality results.
Governance & Board Oversight
We have an experienced Board of Directors with a diverse
set of skills and experience, including leading large, global public companies within our industry. Our directors provide
valuable oversight regarding audit, compensation,
governance and strategy. Our Board of Directors has been
deeply involved in all aspects of the business, including our shareholder engagement efforts, and has helped drive
responsive enhancements to our practices.
Your Support
On behalf of our Board of Directors, we sincerely ask that
you vote with our recommendations. We appreciate our
shareholders’ support and feedback, and we will continue to
reach out on a regular basis to gain further insights and
perspectives.
Ronald F. Clarke
Chair & Chief Executive Officer

2	2025 Notice of Annual Meeting & Proxy Statement

Annual Meeting of Shareholders

The Company’s Annual Meeting of Shareholders will be held at 3280 Peachtree Road, Suite 2400 Atlanta, GA 30305 on June 11, 2025 at 10:00 a.m. Eastern Daylight Time

2025 Notice of Annual Meeting & Proxy Statement	3

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

Meeting Date and Time: June 11, 2025 10:00 a.m. Eastern Daylight Time	Meeting Place: 3280 Peachtree Road, Suite 2400 Atlanta, GA 30305	Record Date: April 16, 2025

Agenda

To elect the eleven directors
To ratify the reappointment of Ernst & Young LLP as the Company’s independent public accounting firm
To approve, on an advisory basis, named executive officer compensation
To vote on a shareholder proposal regarding an independent Board chair requirement, if properly presented at the meeting
We may also transact other business that properly comes before the meeting.
Mailing Date and Availability of Proxy Materials
On or about April 30, 2025, we mailed a Notice of Internet Availability of Proxy Materials to shareholders. Shareholders of record at the close of business on April 16, 2025 are entitled to receive notice of, and to vote at, the meeting.
YOUR VOTE IS IMPORTANT
Please vote as soon as possible by one of the methods shown below, whether or not you expect to attend the annual meeting.
Be sure to have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials in hand and follow the instructions below. Vote by 11:59 P.M. ET the day before the meeting (June 10, 2025).

èBy Internet www.proxyvote.com Use the internet to transmit your voting instruction and for electronic delivery of information	èBy Phone 1-800-690-6903 Use any touch tone telephone to transmit your voting instructions
èBy Mail
Mark, sign and date your proxy
card and return it in the postage-
paid envelope provided with your
proxy materials or return it to
Vote Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, NY 11717

Sincerely,
Corpay Board of Directors
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 11, 2025:
Our Proxy Statement and Annual Report to Shareholders are available at https://investor.corpay.com.

4	2025 Notice of Annual Meeting & Proxy Statement

2025 Notice of Annual Meeting & Proxy Statement	5

01. SUMMARY

Information About Our 2025 Annual Meeting
Date and Time: Wednesday, June 11, 2025, at 10:00 a.m. Eastern Daylight Time
Place: Our offices at 3280 Peachtree Road, Suite 2400 Atlanta, GA 30305
Record Date: April 16, 2025 (70,473,695 common shares and 105,650 unvested restricted shares entitled to vote as of the record date).
Voting: Holders of common shares as of the close of business on April 16, 2025 may vote at the Annual Meeting.
One vote per share for each director nominee and each of the other proposals described below.

Proposals and Board Recommendations

Proposal	Board Recommendation	For More Information
To elect the eleven directors	FOR each nominee	Page 71
To ratify the reappointment of Ernst & Young LLP as our independent public accounting firm for 2025	FOR	Page 71
To approve, on an advisory basis, named executive officer compensation	FOR	Page 71
To vote on a shareholder proposal regarding an independent Board chair requirement, if properly presented at the meeting	AGAINST	Page 72
For complete information regarding our 2025 annual meeting of shareholders, the proposals to be voted on and our performance, please review the entire Proxy Statement and our 2024 annual report, available at https://investor.corpay.com and proxyvote.com.

6	2025 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE

$4B
ANNUAL REVENUE

800,000+
CUSTOMERS

2.4B+
TRANSACTIONS PER YEAR

>11,000
EMPLOYEES
As of December 31, 2024
Corpay, Inc. (“Corpay,” or the “Company”) is a leading global corporate payments company that helps businesses and consumers manage and pay their expenses in a simple, controlled manner. We serve businesses, partners, merchants, and consumers in North
America, Latin America, Europe, and Asia Pacific.
Businesses spend an estimated $145 trillion of non-payroll spend each year with other businesses. In many instances, businesses lack the proper tools to monitor what is being purchased and employ manual, paper-based, disparate processes and methods to both approve and make payments for their business-to-business purchases. This often results in wasted time and money due to unnecessary or unauthorized spending, fraud, receipt collection, data input and consolidation errors, inaccurate reimbursement processing, account reconciliation errors, employee misuse and more.
Our wide range of modern payment solutions generally provides control, reporting, and automation benefits superior to many of the payment methods businesses use, such as cash, paper checks, general purpose credit cards, as well as employee pay and reclaim processes. In addition to delivering meaningful value to our customers, our solutions also share several important and attractive business model characteristics such as:
èMajority of revenue is derived primarily from business customers, which tend to have relatively predictable consistent volumes;
èRecurring revenue models driven by recurring volume, resulting in predictable revenue;
èUnique selling systems with common sales approaches, management and reporting;
èSpecialized technology platforms and proprietary payment acceptance networks, which create competitive advantages and barriers to entry; and
èHigh EBITDA margins and cash flow translation with limited infrastructure investment requirements.
Our Vision
Corpay’s vision is that every payment is digital, every purchase is controlled, and every related decision is informed. Digital payments are faster and more secure than paper-based methods such as checks, provide timely and detailed data that can be utilized to effectively reduce unauthorized purchases and fraud, automate data entry and reporting and eliminate reimbursement mistakes. Combining this payment data with analytical tools delivers powerful insights, which managers can use to better run their businesses.
Our Mission
Corpay uses modern technology to help companies control business expenses and make payments more safely and securely than ever before. Through the digitalization of payments, we support ecosystems which benefit all participating constituents: payment-
making customers, payment-accepting merchants, tax-collecting governments, and Corpay.

2025 Notice of Annual Meeting & Proxy Statement	7

02. CORPAY AT A GLANCE
Our Strategy
We are executing on a strategy of optimizing assets,
2010-2024
17%
leveraging similar selling methods, and bundling and cross-
selling value-added solutions. We continue to enhance our
solutions to displace inferior payment methods, improve
customers’ mobile and digital experiences, and extend utility.
We actively market and sell to current and prospective
customers leveraging a multi-channel go-to-market
approach, which includes comprehensive digital channels,
direct sales forces and strategic partner relationships. We
supplement our organic growth strategy and sales efforts by
pursuing attractive acquisition opportunities, which serve to strengthen our market positions and accelerate growth. We
have simplified the Company by consolidating into three
operating segments—Vehicle Payments, Corporate
Payments and Lodging Payments—and we will rationalize
businesses that are not core. With a long, proven operating
history, Corpay now serves hundreds of thousands of
business customers with millions of cardholders making
payments to millions of vendors around the world.
Our Performance
Corpay has delivered a superior track record of growth,
2010-2024
19%
generating compound annual growth rates of 17% in
revenue and 19% in adjusted net income per diluted share
(“Adjusted EPS”) since going public in 2010.
Revenue(1)
(in millions)
CAGR
Adjusted Net Income
Per Diluted Share(2)
CAGR
(1)Revenues before 2018 are presented pre-adoption of ASC 606.
(2)Non-GAAP financial measures. See appendix for reconciliation of non-GAAP measures to GAAP.

8	2025 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE
Our Board of Directors
In order to oversee our complex, global business, our Board
of Directors (the “Board”) is comprised of experienced
individuals who are engaged in their duties and invested in
our Company’s success. Our Board recognizes the
importance of independence from management and ensures
its responsiveness to shareholders by directly connecting
directors’ interests with those of our shareholders. Our Board and management have taken a long-term view toward
shareholder engagement and recognize that continuous
solicitation and consideration of shareholder feedback is
critical to driving growth and creating shareholder value.
As a result, we regularly engage with our shareholders
throughout the year by multiple means to encourage
ongoing, meaningful dialogue.
We encourage you to visit the “Corporate Governance” area
of the “Investor Relations” section of our website (https://
investor.corpay.com) where you will find detailed information about our corporate governance practices, including our key
governance documents listed below:
èCode of Business Conduct and Ethics
èPolicy Regarding Interested Party Communications with
the Board of Directors
èCorporate Governance Guidelines
èInsider Trading Policy
èBoard Committee Charters
The reports and other information contained on websites
referred to in this Proxy Statement (other than to the extent specifically referred to herein as required by the rules of the
NYSE or the SEC) are not part of this proxy solicitation and are not incorporated by reference into this Proxy Statement
or any other proxy materials.
Forward-Leaning Corporate Governance
In response to our shareholder engagement efforts and
recent shareholder votes at our annual meetings, we have
taken significant steps to adopt many corporate governance
best practices:
èDeclassified Board of Directors
èLead Independent Director
èMajority voting in Director elections
èExpanded shareholder engagement
èProxy access
èShareholder right to call special meetings
èShareholder right to act by written consent
èNo supermajority shareholder voting
èRegular review of governance practices
èContinued publication of our annual Corporate
Responsibility and Sustainability report
Forward-Leaning Compensation Practices
Corpay has embraced best practices in our compensation
programs, which strongly support our pay-for-performance
philosophy and culture:
èNEO compensation aligned with Company and, as
applicable, division performance
èTotal target pay levels generally at or below peer median
èSignificant portion of NEO compensation generally
delivered in the form of equity-based awards
èDifferent performance metrics for different compensation
components
èIncentive payouts tied closely to achieving published
guidance
èSignificant stock ownership requirements
èNo repricing or cashing out of underwater stock options
or stock appreciation rights
èNo hedging or pledging of common shares
èNo excise tax gross-ups
èNo excessive perquisites
èMaintain a compensation clawback policy that exceeds
the Dodd-Frank Act requirements by extending to
executive misconduct
èBelow-market severance policies
èShareholder engagement includes nomination and
governance committee Chair, compensation committee
Chair, additional Board members and management
èUtilize an independent compensation consultant

2025 Notice of Annual Meeting & Proxy Statement	9

02. CORPAY AT A GLANCE
Shareholder Engagement Results
Our 2024 shareholder outreach was a continuation of our
annual comprehensive shareholder engagement plan. We
have taken decisive action in recent years in response to our shareholder outreach initiatives and we believe that our
practices address the feedback we received. Our
shareholder engagement ensured that we heard the
feedback of our shareholders—in addition to generous
access to the management team, after we mailed the 2024
Proxy Statement, but before the 2024 shareholder meeting,
we offered the opportunity to discuss our Proxy Statement
with our top 10 shareholders as of December 31, 2023.
We invited shareholders representing approximately 54% of
our shares outstanding as of December 31, 2023 to discuss
matters that were presented at our 2024 shareholder
meeting, including our executive compensation program.
Additionally, our senior management presented at 18 sell-
side hosted investor events, including 12 conferences, and
met with investors representing over 60% of our shares
outstanding as of December 31, 2023 throughout 2024 to
discuss the Company’s performance and short and long-
term strategic direction.
Who We Engage:
èInstitutional shareholders
èSell-side analysts
èRetail shareholders and shareholder advocates
èFixed income investors
èProxy advisory firms
How We Engage:
èQuarterly earnings calls
èInvestor conferences
èAnnual shareholder meetings
èInvestor roadshows, on-site visits and virtual meetings
èOne-on-one meetings
How We Communicate:
èAnnual report
èProxy statement
èSEC filings
èPress releases
èCompany website
èInvestor presentations
èCorporate Responsibility and Sustainability Report

10	2025 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE
Based on our outreach efforts and our review of the recommendations of proxy advisory firms, the table below summarizes what we heard and how we responded in 2024 and 2025.

What we heard	What we have done in response

Interest in the direction of NEO compensation, including metrics used for NEO incentive-based compensation
Annual Bonus Equity Incentive Performance Metrics: The entire portion of all NEOs’ (including the CEO)
targeted Annual Bonus Equity Incentive opportunities for 2024 was contingent upon the achievement of pre-established financial and operating metrics. This incentive is fully denominated and settled in shares of stock and is intended to replace a traditional cash bonus opportunity.
Performance Linkages: The 2024 equity incentives to all of our NEOs were comprised at least 50% of performance-based incentives. These performance-based incentives were 100% contingent on the achievement of pre-established earnings per share, revenue and/or operating metrics. In 2024, after
NEO target compensation was determined, Mr. Netto received tax equalization equity grants in connection with his relocation to the U.S. Due to the special nature of these equity grants, and that they were not contemplated when his 2024 target compensation was determined, they were excluded from his performance-based incentive calculation.

The majority of NEO compensation should be performance-based
For 2025, we ensured more than 50% of all NEO equity incentives in the aggregate is performance-
based. As noted above, the majority of all NEO equity incentives grant value in 2024 was similarly tied to the achievement of performance metrics.

Long-term compensation should have longer measurement periods
We define long-term equity compensation as having a vest schedule that is greater than one year. For
2024 and 2025, a portion of long-term equity compensation has a performance measurement period of three years.

Compensation structures should align with value creation
For 2024, equity incentives were granted 100% in the form of equity-based awards that are settled in the form of shares. We did not offer a traditional cash bonus opportunity to our NEOs and instead provided a short-term incentive opportunity in the form of an equity-based award (referred to as the Annual Bonus
Equity Incentive). A portion of our NEOs’ targeted equity incentive opportunities are tied to the achievement of pre-established financial metrics that directly contribute to long-term shareholder value creation. Demonstrating our commitment to aligning NEOs’ incentive earnings with shareholder value creation, for 2024, as the pre-established financial metrics were not achieved, the compensation committee used negative discretion to reduce the Annual Bonus Equity Incentive against the Annual
Bonus Equity Incentive program formulaic results.

CEO compensation structure should help ensure long- term retention	In 2024, we provided the CEO with long-term equity awards, a portion of which has a performance measurement period of three years.

Compensation for NEOs should have a total shareholder return component
We continue to believe the performance metrics we have chosen for our equity incentives are directly aligned with the creation of shareholder value, and are therefore the most appropriate metrics in the near-term. We have considered the use of relative total shareholder return ("TSR"), but have found that there are too few companies in our direct operating space that present the opportunity for reliable and statistically relevant comparisons of TSR over a three-year period. We intend to continue to review the possibility of adding relative TSR as a metric in coming years, and are receptive to doing so in the event that reliable comparisons are available. At target, and on average, over 90% of NEO compensation is settled in shares of stock, implicitly incorporating a TSR component.

Disclosure should provide context for why the Company selects particular performance metrics for incentive-based compensation
In direct response to shareholder input, we have substantially enhanced our disclosure of our incentive metrics in this year’s Proxy Statement. As noted throughout this Proxy Statement, a portion of our NEOs’
equity incentives are tied to the achievement of the financial and operating metrics that best align with shareholder value creation.

2025 Notice of Annual Meeting & Proxy Statement	11

02. CORPAY AT A GLANCE
Our Commitment to Corporate Responsibility
Corporate responsibility promotes the long-term interests of our shareholders and strengthens Board and management accountability. Our corporate strategy includes a focus on how environmental and social issues may impact the long-term interests of our shareholders and other stakeholders. We believe that environmentally and socially responsible operating practices are important considerations while generating value for our shareholders, being good partners with our customers by providing efficient payment solutions, and being a good employer to our employees.
People
As of December 31, 2024, Corpay employed approximately 11,200 associates located in 24 countries around the world, with approximately 4,300 of those associates based in the U.S. Our values-driven people programs, practices and policies have been developed to ensure we are able to attract, retain and develop the quality of talent necessary to advance our key initiatives and achieve our strategic objectives. We are firmly committed to delivering a strong employee value proposition and unique employment experience to our associates which, in turn, should lead to better customer experiences and business outcomes.

Core Values

INNOVATION
Figure out a better way

COLLABORATION
Accomplish more together

EXECUTION
Get it done outputs matter

INTEGRITY
Do the right thing

PEOPLE
We make the difference
Culture
We strongly believe that commitment to our culture is a strong determinant of the Company’s performance and success. Our culture has evolved through time, as the Company has grown considerably both organically and through acquisitions. Despite Corpay’s expansive size and geographic scope, we retain a strong entrepreneurial spirit, and share a common vision, mission and set of values, which together serve as cornerstones to our “One Corpay” culture.
Our Core Values are infused in all aspects of Corpay and guide our employee selection, behavior and interactions with both internal and external stakeholders. Through our relentless efforts to improve our workplace at Corpay, in 2024 we earned the Great Place to Work
CertificationTM by the Great Place to Work Institute.
As of December 31, 2024, females represented approximately 50% of our global workforce and approximately 17% of our senior leadership team, while minorities comprised approximately 32% of our domestic workforce and approximately 17% of our senior leadership team.
We believe fostering a welcoming environment and an engaged employee base aligns with our values. Our global council, three regional councils and nine employee resource groups
(ERGs), which are open to all of our employees, are dedicated to building positivity and engagement into all aspects of our global operations. The councils and ERGs are vital to creating an environment where all employees are able to prosper. Our ERGs allow space for employees to connect and discuss experiences. The ERGs also provide Corpay with perspectives on the unique needs and lived experiences of our employees.

12	2025 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE
Talent Acquisition and Development
Corpay maintains a focus on recruiting a talented workforce across all businesses and geographies. Corpay recognizes both the importance of developing our workforce to power continued innovation, and the high demand of candidates in our industry.
In addition to traditional recruiting channels (social media and third-party search firms), we also attract new talent through partnerships and employee referrals.
Corpay offers a variety of high-quality learning opportunities, designed to support employee development and organizational effectiveness. Learning opportunities are available in all geographies at all levels, and incorporate personal, business and leadership skills development with the goal of empowering our organization, creating avenues for closing skill gaps, and enhancing the capabilities of our workforce. Leadership, teamwork, communication, and many other soft skills are vital to our success. We offer a wide variety of career opportunities and paths to advancement through on-the-job coaching, training, and education.
Our learning and development program, eleVate, has four pillars – Onboarding, Learner Education Advancement Program
(“LEAP”), Mentorship and Coaching.
There are 5 phases for Onboarding, the first pillar of eleVate, which include pre-boarding, Corpay Orientation, Team
Orientation, Business Integration and Development. As part of the Corpay orientation, new employees are immersed in the
Company’s mission, vision, culture and values. The Corpay orientation also introduces our Human Resources programs, benefits, and policies and procedures, such as information security awareness, anti-harassment training and code of ethics compliance. New hires also learn about their workstyle and the workstyle of their colleagues by participating in our Introduction to DiSC® program.
LEAP, the second pillar of eleVate, offers both mandatory and optional learning opportunities. Our entry-level employees are required to participate in our foundational learning sessions, which build upon onboarding experiences. More senior employees are required to complete all foundational training along with our Global Leader Program (“GLP”) - Manager Edition
(previously branded Great Manager Program) is designed to teach both first-time and experienced managers situational leadership, coaching skills, and the art of providing feedback and feedforward.
At the heart of our most senior leader learning experience is the GLP - Business Leader Edition. This leadership development program utilizes an interactive curriculum which is based on our core values and competencies. The goal is to guide our leaders towards greater self-awareness, create the opportunity to build a strong leadership foundation, provide the skills to act as a coach and mentor, and provide the opportunity to build lasting relationships with Corpay professionals from around the world. Senior leaders also have the opportunity to work with a personal coach and/or rotational assignments to further assist with their development.
Mentorship is the third pillar of eleVate. We believe mentorship offers the opportunity for mentees to develop new skills, receive personalized feedback and gain a different perspective which may facilitate both professional and personal growth.
Mentorship also helps build confidence and helps expand an employee’s network.
Finally, Coaching is the last pillar of eleVate. In addition to the coaching offered as part of GLP - Business Leader Edition, all employees have the opportunity to receive one-on-one developmental coaching.

2025 Notice of Annual Meeting & Proxy Statement	13

02. CORPAY AT A GLANCE
Health and Wellness
We offer a competitive and comprehensive benefits package, wellness programs, time-off policies, and an engaging environment. In the U.S., Corpay pays the majority of the cost for our core set of benefits which includes comprehensive medical, prescription drug, dental, and vision coverage. Our benefit plans include options for employees to customize their coverage with voluntary plans that include critical illness, disability, life insurance, hospitalization protection, and legal assistance, among others. We also offer access to tax-advantaged accounts that can help employees pay for future health care expenses, including Health Savings Accounts and Flexible Spending Accounts. Additionally, we offer life insurance, accidental death and dismemberment insurance, and short and long-term disability at no cost to the employee. All benefits are offered to employees, their partners (including spouses and domestic partners), and their children. In other geographies, we offer competitive benefits packages that are tailored to local market conditions and norms.
Our wellness programs are designed to meet the evolving needs of a global workforce. We want our employees and their families to thrive and continue to place our focus on physical and mental well-being. We offer free virtual fitness classes and provide access to employee assistance programs in all regions. In the U.K. and Europe, we’ve trained “Mental Health First
Aiders” that provide all employees access to support on issues such as anxiety, depression, mental fatigue, burn out, or stress.
Voice of the Employee
Each year, Corpay conducts an employee survey to measure engagement. The purpose of the survey is to give employees a voice and use employee feedback to improve and build our organizational capability. We share the detailed engagement scores across the organization, and analyze the results to understand differences by geography, demographics, job level, and leader, and to identify opportunities for further improvement. Based on the feedback and perception of employees, action plans are created to drive continuous improvement of results. The participation rate for our 2024 annual survey was approximately
54%. Our employee engagement score in 2024 remained consistent with our prior year results. We believe our employee proposition remains strong and we continue to attract and retain top talent.
Sustainability
Our Board of Directors and management recognize that we have a role to play in environmental stewardship. Given that
Corpay is a business payments solutions company, greenhouse gas (“GHG”), emissions, and water and energy usage are not material factors to the day-to-day operations of our business. We believe, however, that environmentally responsible operating practices generate value for our shareholders and stakeholders. Corpay continues to reduce environmental impact and seeks to implement innovative and sustainable initiatives, both for the Company and for customers. We have implemented the following initiatives:
Carbon Offset Programs
A carbon offset represents the reduction, destruction, or capture of one metric ton of carbon dioxide equivalent emissions
(C02e), which means that companies can counteract the carbon produced by their day-to-day business processes. North
America Clean Advantage is a program that provides carbon offsets to our customers, empowering them to manage carbon-
neutral fleets and reduce CO2 emissions of their hotel stays. Since 2015, Clean Advantage has offset over 657 million gallons of fuel in the U.S. alone, equaling more than 5.8 million metric tons of CO2e offset. In Europe, EcoPoint is a carbon mitigation program for our European customers that creates new woodlands inside and outside of the U.K. Our partner, Forest Carbon has planted more than nine million trees for corporate partners in more than 150 woodlands.

14	2025 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE
Payment Cards for Alternative Fuels
Some of our fuel cards can be used to pay for alternative energy, which simplifies recharging, reduces the range anxiety of our driver customers, and encourages alternative fuel usage. We have hundreds of thousands of customers globally who maintain and manage fleets. As their current fuel card provider, we believe we are in a unique position to help them make the transition to electric vehicles (EV). Corpay is actively developing EV payment solutions and related services and products.
Electronic Payments
Electronic payments are a fast, simple, convenient, and secure way to pay for goods and services with an added environmental benefit. Besides cutting down on paper, which limits paper-related wastewater and the release of greenhouse gases associated with paper production and transportation, Corpay’s card solutions lower the need for printer ink and reduce contact between a user and cash.
Sustainable Workplace Initiatives
Our workplace initiatives are designed to reduce our impact on the environment and include the following:

Motion sensor-controlled lighting

LED lighting

Time-controlled air conditioning

Video & telephone conferencing to reduce meeting-related travel

Printing defaulted to double-sided

Recycling

Reusable cups and water bottles

Proper disposal of hazardous waste, such as ink cartridges, batteries, and light bulbs

DocuSign/e-Docs to limit paper usage

Energy Compliance
We continue to make efforts to ensure environmental sustainability. For example, in the U.K., we are registered with the
Energy Savings Opportunity Scheme (ESOS), which assesses energy use and energy efficiency opportunities with respect to facilities and transportation. Also, we comply with the Streamlined Energy and Carbon Reporting (SECR) regulations concerning energy consumption and carbon emissions. The SECR reporting framework is intended to encourage the implementation of energy efficiency measures, with both economic and environmental benefits.

2025 Notice of Annual Meeting & Proxy Statement	15

02. CORPAY AT A GLANCE
Energy-Efficient Data Storage and Cloud Computing
Energy consumption and usage within data centers is an important component of the day-to-day operations of our business.
Corpay currently outsources the majority of our data center management to third-party vendors in different geographic regions and complies with all applicable regulatory requirements. As a global leader in the payments industry, our primary opportunities for reducing direct environmental impact are the efforts we make to operate our data centers and office buildings around the world efficiently and responsibly. Corpay’s IT infrastructure sustainability promotes environmental conservation and market innovation through three primary pillars:

Datacenter initiatives — consolidate and streamline data center footprints

Cloud computing — transform to virtual environments

Shared environmental commitment with vendors — leverage spend to align green commitments

16	2025 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board of Directors
Our Board currently consists of eleven highly accomplished and engaged members. Except for our CEO, all of our directors are independent under the NYSE rules. The average tenure of our independent director nominees since the Company’s initial public offering is eight years, and the average age of our independent director nominees is 66. We continually focus on Board composition to ensure an appropriate mix of tenure and expertise that provides fresh perspectives and significant industry, functional, and subject matter experience.
The complexity of our global business requires oversight by experienced, informed individuals that understand the industry and challenges, and our Company on a deep level. Our directors’ diverse backgrounds contribute to an effective and well-balanced
Board that is able to provide valuable insight to, and effective oversight to, our senior management team. Our Board of
Directors is focused on maintaining a mix of skills and experience that include the following:

SKILLS AND EXPERIENCE

	Payments, financial services and fintech	Cyber & information security
	Experience in the financial services industry, including payments, banking and technology.	Experience in the IT, enterprise risk management and legal contexts. Understanding and familiarity with application of management frameworks to the operating requirements of the business.

	Finance & accounting	Global business
Experience with the financial complexities of our business, including experience as senior financial leadership at a large global public company or financial institution.
Experience in managing or supervising a business with global operations, particularly in countries outside of the U.S. where
Corpay does business. Familiarity with compliance issues
facings companies with global operations.

	Accomplished operating executives	Business development & strategy

Experience including managing/supervising operations and
business process improvement activities. Familiarity with
development, implementation and reporting of service
excellence, quality standards, operational performance metrics and targets.
Experience including managing/supervising the strategic planning process for a global business and the associated development and implementation of specific growth opportunities.

	Technology & innovation	Other public company leadership or board service

Experience including cloud computing, software development,
artificial intelligence, technology architecture and digital transformation, through the development and evolution of
technology platforms to provide clients digital choices, solutions and functionality.
Experience in large-scale strategy and operations, public company reporting responsibilities and the issues commonly faced by public companies.

2025 Notice of Annual Meeting & Proxy Statement	17

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Hala G. Moddelmog
Richard Macchia

Skills and Experience
Payments, financial services & fintech	●	●	●	●	●	●	●		●	●	●
Finance & accounting		●	●	●	●	●	●		●	●	●
Accomplished operating executives		●	●	●	●			●	●
Technology & innovation	●	●	●	●	●	●	●		●	●	●
Cyber & information security	●	●	●	●			●		●		●
Global business	●	●	●	●	●		●	●	●		●
Business development & strategy	●	●		●	●	●	●	●	●	●	●
Other public company leadership or board service	●	●	●	●	●		●	●	●		●
Racial/Ethnic Demographics
African American or Black						●
Indian				●
Hispanic	●
White		●	●		●		●	●	●	●	●
Gender Demographics
Male		●	●	●	●	●	●		●	●	●
Female	●							●
Annabelle Bexiga
Ronald F. Clarke
Joseph W. Farrelly
Rahul Gupta
Thomas M. Hagerty
Archie L. Jones, Jr.
Jeffrey S. Sloan
Steve T. Stull
Gerald Throop

Board Demographics Matrix (as of December 31, 2024)

Total Number of Directors:	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	2	9	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Indian	—	1	—	—
Hispanic	1	—	—	—
White	1	7	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

18	2025 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees
The nomination and governance committee evaluates the Board’s composition at least annually to determine whether directors’ backgrounds and experiences align with our long-term needs. The committee also takes into consideration the results of the Board’s self-evaluation. Based on its review, the committee determines whether Board refreshment is needed.
Then the committee searches for potential candidates, utilizing a variety of sources to help identify nominees who would be valuable assets to our Board. To meet the needs of our Board, the committee seeks to identify candidates possessing the desired qualities, skills and background.
The Board has selected Messrs. Clarke, Farrelly, Gupta, Hagerty, Jones, Macchia, Sloan, Stull and Throop and Mses. Bexiga
and Moddelmog as nominees for election to the Board for one-year terms, to be voted upon at the annual meeting by shareholders. If elected, each director nominee will hold office until the next annual meeting and until his or her successor is elected and qualified, or until their earlier resignation, removal or other termination of service.

Annabelle Bexiga

Featured experience, qualifications and attributes: Prior Chief Information Officer positions at AIG (NYSE: AIG), a multinational finance and insurance corporation, from 2015 to 2017,
TIAA, a Fortune 100 financial services organization, from 2010 to 2015, Bain Capital, and
JP Morgan Chase
Other board experience (current): StoneX Group Inc. and Quantexa Ltd.
Provides: Substantial expertise in technology and cybersecurity

Age: 63 Director Since: 2023

Ronald F. Clarke

Featured experience, qualifications and attributes: Company CEO since August 2000; prior
President & COO of AHL Services, Inc. a staffing firm; Chief Marketing Officer and Division
President of Automatic Data Processing, human resources and payroll services company;
Principal with Booz Allen Hamilton, a global management firm; Marketing Manager of
General Electric Company
Other board experience (current): Dayforce, Inc. (NYSE: DAY)
Provides: Deep knowledge of our Company and industry through his service as our Chief
Executive Officer

Age: 69 Director Since: 2000

2025 Notice of Annual Meeting & Proxy Statement	19

03. CORPORATE GOVERNANCE AND BOARD MATTERS

Joseph W. Farrelly

Featured experience, qualifications and attributes: Senior Vice President, Chief Information
Officer of Interpublic Group of Companies, Inc. (NYSE:IPG), a global provider of advertising and marketing services, from 2006 through March 2015; prior Executive Vice President and
Chief Information Officer at Aventis, Vivendi Universal, Joseph E. Seagrams and Nabisco
Other board experience (prior): Helium, GridApps and Aperture Technologies, Inc., all of
which were acquired by larger companies in their respective industries, and NetNumber Inc.
Provides: Substantial experience and knowledge regarding information technology and security; experience in advertising and marketing

Age: 81 Director Since: 2014

Rahul Gupta

Featured experience, qualifications and attributes: Prior executive positions as CEO of
RevSpring, a healthcare billing and payments company from 2017 to 2019; as Group
President for Fiserv (NASDAQ: FISV) from 2006 to 2017 and as President for eFunds
(NYSE: EFD) from 2002 to 2006. In addition, Mr. Gupta has launched several startup companies in the payments and marketing spaces, built technology businesses for Fidelity
Investments, and served numerous consulting clients for PricewaterhouseCoopers (PwC)
Other board experience (current): Mitek (NASDAQ: MITK), SavvyMoney, Amount. Inc.,
Solutions By Text, and Capital Good Fund
Other board experience (prior): Cardtronics plc (formerly NASDAQ: CATM) from 2020 to
2021; Paylease, LLC from 2019 to 2021, and Ncontracts from 2018 to 2020
Provides: Over 38 years of experience in the financial services and payments industries and significant experience in fintech venture and private equity

Age: 65 Director Since: 2023

Thomas M. Hagerty

Featured experience, qualifications and attributes: Managing Director of Thomas H. Lee
Partners, L.P., a leading private equity firm, since 1994
Other board experience (current): Dayforce, Inc. (NYSE: DAY), Fidelity National Financial,
Inc. (NYSE: FNF), and Dun & Bradstreet Holdings, Inc. (NYSE:DNB)
Provides: Managerial and strategic expertise developed by working with and enhancing value at large, growth-oriented companies; expertise in corporate finance; substantial public company board experience

Age: 62 Director Since: 2014

20	2025 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS

Archie L. Jones, Jr.

Featured experience, qualifications and attributes: Managing Director of Six Pillars Partners, a private equity firm investing in high-growth companies, and a Professor at Harvard
Business School; prior executive positions at private equity, public and private companies including NOWaccount Network Corporation, IBM, Kenexa (NYSE: KNXA) and Parthenon
Capital; Certified Public Accountant and graduate of Morehouse College and Harvard
Business School
Other board experience (current): Project Evident
Provides: Deep investment and mergers and acquisitions expertise in the financial institutions industry

Age: 53 Director Since: 2020

Richard Macchia

Featured experience, qualifications and attributes: Chief Financial Officer and Senior Vice
President of Administration for Internet Security Systems, Inc., an information security provider, from 1997 through October 2006, when it was acquired by International Business
Machines Corporation; senior executive roles, including as principal financial officer and accounting officer, with several public companies, including with MicroBilt Corporation, a financial information services company, and First Financial Management Corporation, a company providing credit card authorization, processing and settlement services and other enterprise solutions; Partner in the audit and assurance practice of KPMG
Provides: Over 20 years of experience in the financial and information services industry and significant audit and accounting background

Age: 73 Director Since: 2010

Hala G. Moddelmog

Featured experience, qualifications and attributes: President & CEO of the Woodruff Arts
Center, which enriches the lives of more than 800,000 patrons annually, including more than
170,000 students and teachers, making the Woodruff Arts Center the largest arts educator in the state of Georgia; prior President & CEO of the Metro Atlanta Chamber of Commerce;
prior President of Arby’s Restaurant Group, Inc., a division of Wendy’s/Arby’s Group, Inc.
(NYSE: WEN); prior President & CEO of Susan G. Komen for the Cure, the world’s largest breast cancer organization; CEO of Catalytic Ventures, LLC, a business that evaluated investment opportunities in foodservice, franchising and multi-unit retail; and prior President of Church’s Chicken
Other board experience (current): Lamb Weston Holdings, Inc. (NYSE: LW)
Other board experience (prior): Amerigroup Corporation (NYSE: AGP) from 2009 to 2012;
AMN Healthcare Services, Inc. (NYSE: AHS) from 2008 to 2010 and a number of non-profit boards of directors
Provides: Over 20 years leading and enhancing value at high-growth companies including through M&A; expertise in marketing; experience as an executive of large public companies;
community ties and extensive board experience

Age: 69 Director Since: 2017

2025 Notice of Annual Meeting & Proxy Statement	21

03. CORPORATE GOVERNANCE AND BOARD MATTERS

Jeffrey S. Sloan

Featured experience, qualifications and attributes: former CEO of Global Payments Inc, a leading international payments technology company, from 2013 through 2023; prior executive positions with Goldman, Sachs & Co., including as partner and worldwide head of its financial technology group
Other board experience (current): NCR Voyix Corporation (NYSE: VYX); Guidewire
Software, Inc. (NYSE: GWRE); and PaymentWorks
Provides: Over 30 years of experience in the financial services, financial technology and payments industries; extensive experience in public board directorships, private equity and venture capital investing; and financial acumen and experience as a public company executive for 13 years

Age: 57 Director Since: 2013

Steven T. Stull

Featured experience, qualifications and attributes: CEO and Co-Founder of Advantage
Capital Partners, a private equity firm, overseeing investments in the technology, financial and information services industries, since 1992; prior Investment executive with a large insurance company; Chief Financial Officer of an information services company and other career experience in financial institutions
Provides: Deep experience in investments and the financial services business

Age: 66 Director Since: 2000

Gerald Throop

Featured experience and qualifications: former Head of Global Equities at the National Bank of Canada; prior Head of Canadian Equities at Merrill Lynch; previously CFO for two
Canadian public telecommunications companies; Throop earned his Canadian CPA while serving with a predecessor of KPMG
Other board experience (current): Lead Independent Director for Dayforce, Inc. (NYSE:
DAY)
Provides: Over 30 years of experience in the financial and banking industry and significant audit and accounting background

Age: 67 Director Since: 2023

22	2025 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Evaluation and Evolution of Our Board
As part of our focus on shareholder value, we regularly evaluate the performance of our Board and its committees and engage in self-evaluation process. We also evaluate the mix of experience, expertise and tenure of our individual directors. Our corporate governance guidelines reflect this approach. We believe our directors’ diverse backgrounds help us to make the most of opportunities and to effectively manage risk. We believe that our efforts have and will continue to result in a board and management focused on delivering exceptional value to our shareholders.
Board Meetings and Committees
The Board held six meetings in 2024. Information regarding the number of meetings held by the Board's five standing committees in 2024 is set forth below. Each director attended at least 75% of all Board and applicable committee meetings held during the year.
Our independent directors meet regularly in executive session at each scheduled in-person Board meeting. These sessions are led by the lead independent director who reports the results of the independent sessions to the CEO and, if appropriate to other members of senior management.
Through 2024, our Board had five standing committees: an audit committee; a compensation committee; a nomination and governance committee (referred to as our governance committee); an executive and acquisitions committee; and an information technology and security committee. The table on the next page provides current membership for each of the Board committees.
Each committee endeavors to meet quarterly, except the executive and acquisitions and governance committees, which meet as needed. Our Board has adopted charters for the committees, which are available on our website at https://
investor.corpay.com.

	Audit	Compensation	Nomination & Governance	Executive & Acquisitions	Information Technology & Security

Annabelle Bexiga(1)	—	C	—	—	M
Ronald F. Clarke	—	—	—	C	—
Joseph W. Farrelly(1)	—	M	—	—	C
Rahul Gupta	—	—	M	—	—
Thomas M. Hagerty	—	M	—	M	—
Archie L. Jones, Jr.	M	—	M	M	—
Richard Macchia	C, F	—	—	—	M
Hala G. Moddelmog	—	M	C	—	—
Jeffrey S. Sloan	—	—	—	M	M
Steven T. Stull	—	M	M	—	—
Gerald Throop	M, F	—	—	—	—
C = Chair M = Member F = Financial Expert
(1) Effective April 2025, Ms. Bexiga is the chair of the information technology and security committee and Mr. Farrelly is the chair of the compensation committee.

2025 Notice of Annual Meeting & Proxy Statement	23

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Audit Committee
The audit committee currently consists of Messrs. Jones,
Macchia and Throop and is chaired by Mr. Macchia. The
audit committee held seven meetings in 2024. The Board
determined that each member of the audit committee is
independent under the NYSE rules and Rule 10A-3 of the
Exchange Act, and has determined that Mr. Macchia and Mr.
Throop qualify as “audit committee financial experts” under
SEC rules.
The audit committee’s primary responsibilities include:
èappointing and overseeing independence of and all
other aspects of our relationship with our independent
registered accountants
èreviewing and monitoring our accounting principles and
policies, and our financial and accounting controls and
compliance with regulatory requirements
èoverseeing the financial reporting process and reviewing
our interim and annual financial statements
èestablishing procedures for the confidential, anonymous
submission of concerns regarding questionable
accounting, internal controls or auditing matters
èapproving all audit and permissible non-audit services to
be performed by our independent accountants
èreviewing and approving related-party transactions
Compensation Committee
The compensation committee currently consists of Messrs.
Farrelly, Hagerty and Stull and Mses. Bexiga and
Moddelmog and is chaired by Mr. Farrelly. As discussed
earlier, in April 2025, Mr. Farrelly was appointed chair of the compensation committee, succeeding Ms. Bexiga. The
compensation committee held eight meetings in 2024. The
Board has determined that each compensation committee
member is independent under the NYSE rules for
compensation committee members.
The compensation committee’s primary responsibilities
include:
èannually reviewing and approving the goals, objectives
and specific levels of our executive compensation
programs
èreviewing and approving employment, severance and
change in control arrangements
èadministering our executive incentive plans
èreviewing and approving policies related to executive
compensation, including stock ownership guidelines,
clawback policy and hedging/pledging policy
èselecting our independent compensation consultant
The compensation committee may from time to time
delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee.
See “Compensation Discussion and Analysis” for a
description of the processes and procedures of the
compensation committee, the committee’s role, and the role
of our executive officers and the compensation committee’s
independent compensation consultant, in determining or
recommending the amount or form of compensation for
executive officers and directors.

24	2025 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Nomination and Governance Committee
The governance committee currently consists of Messrs.
Jones, Gupta and Stull and Ms. Moddelmog and is chaired
by Ms. Moddelmog. The governance committee held two
meetings in 2024.
The governance committee’s primary responsibilities include:
èoverseeing succession planning
èdeveloping and recommending criteria for selecting new
directors
èevaluating individuals and qualifications to become
directors
èrecommending nominees for committees of the Board
èassisting the Board with matters concerning corporate
governance practices
èoverseeing ESG initiatives and similar considerations
The governance committee may from time to time delegate
all or a portion of its duties and responsibilities to a
subcommittee.
Executive and Acquisitions Committee
The executive and acquisitions committee currently consists
of Messrs. Clarke, Hagerty, Jones and Sloan and is chaired
by Mr. Clarke. The executive and acquisitions committee
held no meetings in 2024, as all acquisitions were discussed with the full Board. The executive and acquisitions
committee is responsible for addressing important Company
matters, including capital expenditures, investments,
acquisitions, dispositions and financing activities, that the
Chair of the Board determines should be addressed before
the next scheduled meeting of the Board.
Information Technology and Security Committee
The information technology and security committee consists
of Messrs. Farrelly, Macchia and Sloan and Ms. Bexiga, and
is chaired by Ms. Bexiga. As discussed earlier, in April 2025,
Ms. Bexiga was appointed chair of the information
technology and security committee, succeeding Mr. Farrelly.
The information technology and security committee held four
meetings in 2024. The information technology and security
committee is responsible for providing oversight and
leadership for our information technology security and
cybersecurity,
planning processes, policies and objectives. In furtherance of this role, the primary purpose of the committee is to review, assess and make recommendations regarding the long-term
strategy for global information security and the evolution of our technology in a competitive environment.
To accomplish this purpose, the information technology and
security committee has five primary responsibilities:
èunderstanding the security controls and assessments
conducted on our major payment platforms and
comparing same to industry best practices
èevaluating strategies to protect our intellectual property
èassessing opportunities to update our processing
platform strategies to ensure the long term effective and
efficient use of our resources
èreviewing progress on significant IT security and
cybersecurity projects and evaluating effectiveness of
projects
èoverseeing our disaster recovery and business
continuity plans
Risk Oversight
Our Board, together with its committees, is responsible for
overseeing our risk management. The chair of each
committee reports to the full Board the significant risks facing the Company, as identified by management, and the
measures undertaken by management for controlling and
mitigating those risks.
èThe audit committee is responsible for reviewing and
approving the annual internal audit plan, our major
financial and compliance risk exposures, steps taken to
monitor and control such exposures, risk management
and risk assessment policies, significant findings and
recommendations and management’s responses. In
addition, our internal audit function routinely performs
audits on various aspects of operational risks and
reports the results quarterly.
èThe compensation committee considers risks
associated with our compensation policies and
practices, with respect to both executive compensation
and compensation generally.
èThe governance committee is responsible for
succession planning, governance structure and
processes, ESG initiatives and considerations, legal and
policy matters with potential significant reputational
impact and shareholder concerns.
èThe information technology and security committee
focuses on risks associated with information technology
and security, such as cybersecurity, security controls,
technology initiatives and intellectual property
protection. The information technology and security
committee conducts reviews at least quarterly to
oversee the efficacy of cybersecurity risk initiatives and
related controls, policies, procedures, training,
preparedness and governance structure. The Board and
the information technology and security committee
directed the formation of a cross-functional
cybersecurity council at the Company, and receive
regular cybersecurity reports from the global CIO, the
corporate CIO and the chief information security officer,
among others.

2025 Notice of Annual Meeting & Proxy Statement	25

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board, with input from the various committees and
senior management, regularly engages in discussing the
most significant risks and how the risks are being managed.
Our management team is responsible for identifying and
working with the Board to manage business risk and design
a risk framework, including setting boundaries and
monitoring risk appetite. We believe that our leadership
structure, as described above, supports the risk oversight
function of the Board.
Director Independence
Our corporate governance guidelines provide that a majority
of our directors will be independent. Our Board has adopted
director independence guidelines to assist in determining
each director’s independence. These guidelines are included
in our corporate governance guidelines available on our
website at https://investor.corpay.com. The guidelines
exceed the independence requirements of the NYSE. Under
the director independence guidelines and NYSE rules, the
Board must annually review each director’s independence
and affirmatively determine a director has no relationship
that would interfere with the exercise of independent
judgment in carrying out the responsibilities of a director.
The Board has analyzed the independence of each director
and determined that, except for our CEO, they each meet
the standards of independence under our director
independence standards, and applicable NYSE listing rules,
including that each member is free of any relationship that
would interfere with their individual exercise of independent judgment.
2024 Director Compensation
The non-employee members of our Board receive
compensation for serving as directors. Our Board believes
equity-based awards are appropriate forms of compensation
for our directors because the value of the grants increases
as the value of our stock price increases, aligning the
interests of these directors with those of our shareholders.
Annual grants for director service for 2024 generally had a
target value at grant of approximately $300,000. The amount
of these grants was determined based on our Board’s
general experience with market levels of director
compensation. In addition, the Board approved a cash
payment in the amount of $75,000 for each committee Chair
serving in such capacity in February 2024 and our Lead
Independent Director (Messrs. Farrelly, Macchia and Stull
and Mses. Bexiga and Moddelmog). The decision to provide
cash compensation is reviewed on an annual basis. All
members of our Board are reimbursed for actual expenses
incurred in connection with attendance at Board meetings.
Mr. Clarke does not receive any compensation for service on
our Board.
For 2024, each of our directors had the ability to elect to
receive a grant of restricted stock or stock options for his or her annual equity compensation award. Each of the non-
employee directors opted for an equity compensation award
in the form of restricted stock.
Our corporate governance guidelines set forth an
expectation that all non-employee directors will hold at least a specified dollar amount of common shares or equity
interests within five years of becoming a director. In 2019, our Board increased the stock ownership guideline from
$150,000 to $1,250,000. Based on the closing stock price on
December 31, 2024, six of our current non-employee
directors are in compliance with this guideline and we expect that our four newest non-employee directors will meet the
guideline within five years of their election as directors, as required by our corporate governance guidelines.

26	2025 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

Annabelle Bexiga	75,000	300,163	375,163
Joseph W. Farrelly	75,000	300,163	375,163
Rahul Gupta	—	300,163	300,163
Thomas M. Hagerty	—	300,163	300,163
Archie L. Jones, Jr.	—	300,163	300,163
Richard Macchia	75,000	300,163	375,163
Hala G. Moddelmog	75,000	300,163	375,163
Jeffrey S. Sloan	—	300,163	300,163
Steven T. Stull	75,000	300,163	375,163
Gerald C. Throop	—	300,163	300,163
(1)Consisted of shares of restricted stock, which vested on January 22, 2025. The value for stock awards in this column represents the grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. On December 31,
2024, each non-employee director had 1,102 shares of restricted stock outstanding.
Director Qualifications
The qualifications for directors are described in our corporate governance guidelines, which is available on our website.
The Board does not currently apply any minimum
qualifications or require that a director have specified
qualities or skills in order to be considered for a position as a director. The Board recognizes the value of diverse
backgrounds and skills among its members and the impact it
can have on the performance of the Board.
Our corporate governance guidelines provide that no director should serve on more than four other public company
boards, unless the governance committee determines
otherwise.
Directors are expected to advise the Chair of the Board and
the governance committee Chair in advance of accepting an
invitation to serve on another public company board.
The Board has not limited the number of years for which a
person may serve as a director or required a mandatory
retirement age, because such limits could deprive us of the
valuable contributions made by a director who develops,
over time, significant insights into us and our operations.
The re-nomination of existing directors is not viewed as
automatic, but is based on continuing qualification under the criteria stated above. In addition, the committee considers
the existing directors’ performance on the Board and any
committee.

2025 Notice of Annual Meeting & Proxy Statement	27

03. CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nomination Process
Selection of Director Nominees: Our governance
committee is responsible for evaluating candidates for
election or appointment to our Board based on the criteria
discussed above. The governance committee considers
candidates identified by it, other directors, executive officers and shareholders, and, if desired, a third-party search firm.
The committee selects nominees to recommend to the
Board, which considers and makes the final selection of
director nominees and directors to serve on its committees.
Shareholder Recommendations of Nominees: The
governance committee of the Board considers
recommendations for candidates for nomination to the Board
by shareholders. The governance committee will consider
and evaluate candidates recommended by shareholders in
the same manner as candidates recommended from other
sources. If the Board determines to nominate a shareholder-
recommended candidate and recommends his or her
election, then that nominee will be named in the Proxy
Statement for the next annual meeting.
Shareholder recommendations must be addressed to:
Corpay, Inc.
Attention: Corporate Secretary
DIRECTOR CANDIDATE RECOMMENDATION
3280 Peachtree Road, Suite 2400
Atlanta, Georgia 30305
Proxy Access Nominations: To be timely for consideration at
our 2026 annual meeting, a shareholder’s proxy access
notice to a Corporate Secretary regarding a proxy access
director nomination must be received no earlier than
December 1, 2025 and no later than December 31, 2025.
However, in the event that the 2026 annual meeting is called for a date that is not within thirty days of June 11, 2026,
notice by the shareholder must be received by the later of (i)
the 135th day before such annual meeting or (ii) the tenth
day following Corpay’s first public announcement of the date of such meeting.
Shareholder proxy access nominations must be addressed to:
Corpay, Inc.
Attention: Corporate Secretary
PROXY ACCESS DIRECTOR NOMINEE
3280 Peachtree Road, Suite 2400
Atlanta, Georgia 30305
Contacting the Board: Shareholders and other interested
parties can contact the Board as a group or the non-
management directors as a group as follows:
For the Board as a whole: CorpayBoard@corpay.com
For the non-management directors:
CorpayNonManagementDirectors@corpay.com
The Corporate Secretary reviews all written and emailed
correspondence received from shareholders and other
interested parties and forwards such correspondence
periodically to the directors if and as appropriate.
Shareholders can submit communications anonymously or
by identifying themselves.
Governance Policies
Complete copies of our corporate governance guidelines,
committee charters and code of conduct are available on the
Corporate Governance section of our website, at https://
investor.corpay.com. In accordance with NYSE rules, we
may also make disclosure of the following on our website:
èthe method for interested parties to communicate
directly with the presiding director or with the
independent directors as a group
èthe identity of any member of our audit committee who
also serves on the audit committees of more than three
public companies and a determination by our Board that
such simultaneous service will not impair the ability of
such member to effectively serve on our audit
committee
ècontributions by us to a tax exempt organization in
which any independent director serves as an executive
officer if, within the preceding three years, contributions
in any single fiscal year exceeded the greater of $1
million or 2% of such tax exempt organization’s
consolidated gross revenues
We will provide copies of any of the foregoing information
without charge upon written request to:
Corpay, Inc.
Attention: Corporate Secretary
3280 Peachtree Road, Suite 2400
Atlanta, Georgia 30305

28	2025 Notice of Annual Meeting & Proxy Statement

04. INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS,
AND MANAGEMENT
The following table sets forth the common shares beneficially owned by our directors, our Chief Executive Officer, our Chief
Financial Officer and our next three most highly compensated executive officers, whom we refer to as our “named executive officers” or NEOs, and all persons known to us to own more than 5% of our outstanding common shares, as of February 17,
2025. Percentages are based on 70,249,923 shares outstanding as of February 17, 2025.

Name and Address(1)	Common Shares Beneficially Owned(2) (#)	Right to Acquire(3) (#)	Total(4) (#)	Percent(4) of Outstanding Shares(5) (%)

The Vanguard Group(6) 100 Vanguard Boulevard Malvern, PA 19355	7,752,799	—	7,752,799	11.04
T. Rowe Price Associates, Inc.(7) 100 E. Pratt Street Baltimore, MD 21202	5,840,850	—	5,840,850	8.31
Blackrock, Inc.(8) 55 East 52nd Street New York, NY 10055	5,505,727	—	5,505,727	7.84
JPMORGAN CHASE & CO.(9) 383 Madison Avenue New York, NY 10179	4,255,951	—	4,255,951	6.06
Orbis Investments(10) Orbis House, 25 Front Street, Hamilton, Bermuda HM11	3,940,836	—	3,940,836	5.61

Directors and NEOs:
Ronald F. Clarke(11)	2,306,151	960,000	3,266,151	4.58
Tom Panther(12)	8,946	7,379	16,325	*
Alissa B. Vickery(13)	2,706	8,647	11,353	*
Alan King(14)	22,088	83,182	105,270	*
Armando L. Netto(15)	23,055	76,475	99,530	*
Annabelle Bexiga(16)	2,819	—	2,819	*
Joseph W. Farrelly(17)	10,530	—	10,530	*
Rahul Gupta(18)	2,173	—	2,173	*
Thomas M. Hagerty(19)	9,222	—	9,222	*

2025 Notice of Annual Meeting & Proxy Statement	29

04. INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS,
AND MANAGEMENT

Name and Address(1)	Common Shares Beneficially Owned(2) (#)	Right to Acquire(3) (#)	Total(4) (#)	Percent(4) of Outstanding Shares(5) (%)

Archie L. Jones, Jr.(20)	3,364	—	3,364	*
Richard Macchia(21)	12,215	—	12,215	*
Hala G. Moddelmog(22)	7,034	—	7,034	*
Jeffrey S. Sloan(23)	15,278	—	15,278	*
Steven T. Stull(24)	27,488	9,449	36,937	*
Gerald Throop(25)	1,189	—	1,189	*
Directors and executive officers as a group (15 Persons)	2,454,258	1,145,132	3,599,390	5.04
(1)The business address for each individual listed is 3280 Peachtree Road, Suite 2400, Atlanta, Georgia 30305.
(2)Unless otherwise noted, includes shares for which the named person has sole voting and investment power or has shared voting and investment power with his or her spouse. This column excludes shares that may be acquired through stock option exercises.
(3)This column includes shares that can be acquired through stock option exercises through April 18, 2025.
(4)This column includes common shares, restricted shares, and shares that can be acquired through stock option exercises through April 18, 2025.
(5)*Less than 1%
(6)This information was reported on a Schedule 13F-HR filed by The Vanguard Group with the SEC on February 11, 2025 on behalf of nine affiliated Vanguard entities.
(7)This information was reported on a Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2025.
(8)This information was reported on a Schedule 13F-HR filed by Blackrock, Inc. with the SEC on February 7, 2025 on behalf of 20 affiliated Blackrock entities.
(9)This information was reported on a Schedule 13G filed by JP Morgan Chase & Co. with the SEC on February 11, 2025 on behalf of ten affiliated JP Morgan entities.
(10)This information was reported on a Schedule 13G/A filed by Orbis Investment Management Limited (“OIML”); Orbis Investment Management (U.S.), L..P. (“OIMUS”)
and Allan Gray Australia Pty Limited (“AGAPL”), with the SEC on February 14, 2025, on behalf of three affiliated Orbis entities.
(11)Includes 2,265,767 common shares, 40,384 restricted shares subject to vesting requirements, as to which the individual currently has voting but not dispositive power and vested options to purchase 960,000 shares.
(12)Includes 5,472 common shares, 3,474 restricted shares subject to vesting requirements, as to which the individual currently has voting but not dispositive power and vested option to purchase 7,379 shares.
(13)Includes 1,180 common shares, 998 restricted shares subject to vesting requirements, as to which the individual currently has voting but not dispositive power, of which 528 vest within 60 days and vested options to purchase 8,647 shares.
(14)Includes 15,469 common shares, 6,619 restricted shares subject to vesting requirements, as to which the individual currently has voting but not dispositive power and vested options to purchase 83,182 shares.
(15)Includes 19,661 common shares, vested options to purchase 76,475 shares and 3,394 restricted units vesting within 60 days, as to which the individual does not have voting rights or dispositive power.
(16)Includes 2,819 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(17)Includes 10,530 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(18)Includes 2,173 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(19)Includes 9,222 common shares.
(20)Includes 3,364 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(21)Includes 12,215 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(22)Includes 7,034 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(23)Includes 15,278 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(24)Represents 6,247 common shares held by Advantage Capital Financial Company, LLC (“Advantage Capital”) and related entities, 21,241 common shares held by
Mr. Stull and vested options to purchase 9,449 shares. Mr. Stull has shared voting power with respect to the shares held by Advantage Capital and as a result may be deemed to beneficially own such shares. Mr. Stull disclaims ownership of the shares held by the Advantage Capital entities except to the extent of his pecuniary interest in them. Advantage Capital is a private equity firm.
(25)Includes 1,189 common shares and excludes 796 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.

30	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Our compensation policies and programs, the material compensation decisions we have made under those policies and programs, and the material factors that we have considered in making those decisions are described in this section. Following this section is a series of tables containing specific information about the compensation earned, awarded or paid in 2024 by or to the individuals we refer to as our NEOs for purposes of this Proxy Statement, who are our Chief Executive Officer (“CEO”),
our Chief Financial Officer (“CFO”) and certain other highly paid executive officers, in accordance with SEC rules. The discussion below is intended to explain the detailed information provided in the executive compensation tables and to put that information into context within our overall compensation program.
Our NEOs for 2024 were:

Name	Position
Ronald F. Clarke	Chief Executive Officer and Chair of the Board of Directors
Tom Panther	Former Chief Financial Officer
Alissa B. Vickery	Interim Chief Financial Officer and Chief Accounting Officer
Armando L. Netto	Group President, Brazil and U.S. Vehicle Payments
Alan King	Group President, International Vehicle Payments
Leadership Transitions in 2024
Mr. Panther resigned as Chief Financial Officer effective March 15, 2025. In connection with Mr. Panther’s departure, Ms.
Vickery, our Chief Accounting Officer, was appointed to serve as our interim Chief Financial Officer effective immediately upon
Mr. Panther’s departure. Ms. Vickery previously served as our interim Chief Financial Officer from October 3, 2022 through
May 2, 2023.

2025 Notice of Annual Meeting & Proxy Statement	31

05. COMPENSATION DISCUSSION AND ANALYSIS
2024 Performance
Corpay is a leading global payments company that helps
businesses spend less by enabling them to better manage
their expense-related purchasing and vendor payments
processes. Corpay’s smarter payment and spend
management solutions are delivered in a variety of ways
depending on the needs of the customer. From physical
payment cards to software that includes customizable
controls and robust payment capabilities. It pays to Corpay.
Our unique positioning and focus on performance drove our
results in 2024. We realized impressive performance:
èRecord high revenue of $4.0 billion, up 6%, and
Adjusted EPS of $19.01, up 12%*
èOrganic revenue growth for 2024 was up 8%*
è2024 sales was up 22%*
è$2.6 billion of capital deployed for acquisitions
and stock buybacks
*as compared to prior year
We meaningfully improved our positioning in 2024, extending
both the product set and customer segments in each of our
major businesses. These efforts increase our target sales
audience, which positions us to continue our historically
consistent organic and non-organic growth, and potentially
supports even higher growth due to a larger addressable
market. Some highlights from 2024 include:
èIn Vehicle Payments, we purchased a digital mobility
solution for paying vehicle-related taxes and compliance
fees which further scales our Vehicle Payments footprint
in Brazil
èIn Corporate Payments, we acquired a U.S. based
leader in accounts payable automation solutions that
expands our presence in several market verticals and
business-to-business cross-border and treasury
management solutions for upper middle market
companies
We are focused on the future, as we continue to capture and
drive scale in our Corporate Payments business, while
looking for both organic and inorganic opportunities to
supplement our current growth.
Our compensation programs reflect and reward our NEOs
for individual and corporate wide performance and are
structured to be aligned with shareholder value creation.
Responsiveness to 2024 Say-On-Pay Vote
Our say-on-pay proposal at our 2024 annual meeting of
shareholders received nearly 90% approval. Although the
compensation committee viewed this result as demonstrating
a strong level of support for our executive compensation
program, we continued our shareholder outreach efforts in
2024, including inviting discussion with representatives of
our executive team and the Board, including our
compensation committee Chair.
Shareholder Outreach Process
Our Board and management have taken a long-term view
toward shareholder engagement and recognize that
solicitation and consideration of shareholder feedback is
critical to being a high-performing company and creating
shareholder value. As a result, we regularly engage with our shareholders throughout the year in multiple forms—calls, in-
person meetings and shareholder conferences—to
encourage ongoing, meaningful dialogue. Most of the calls
involved the Chair of the compensation committee, but in the event of a scheduling conflict, the meetings were attended
by the Lead Independent Director, Chair of the governance
committee, or Chair of the information technology and
security committee. Feedback received was shared regularly
with the Board, including the compensation committee, for
review and discussion in anticipation of establishing 2025
compensation.

32	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Based on our outreach efforts and our review of the recommendations of proxy advisory firms, the table below summarizes what we heard and how we responded in 2024 and 2025.

What we heard	What we have done in response

Interest in the direction of NEO compensation, including metrics used for NEO incentive-based compensation
Annual Bonus Equity Incentive Performance Metrics: The entire portion of all NEOs’ (including the CEO)
targeted Annual Bonus Equity Incentive opportunities for 2024 was contingent upon the achievement of pre-established financial and operating metrics. This incentive is fully denominated and settled in shares of stock and is intended to replace a traditional cash bonus opportunity.
Performance Linkages: The 2024 equity incentives to all of our NEOs were comprised at least 50% of performance-based incentives. These performance-based incentives were 100% contingent on the achievement of pre-established earnings per share, revenue and/or operating metrics. In 2024, after
NEO target compensation was determined, Mr. Netto received tax equalization equity grants in connection with his relocation to the U.S. Due to the special nature of these equity grants, and that they were not contemplated when his 2024 target compensation was determined, they were excluded from his performance-based incentive calculation.

The majority of NEO compensation should be performance-based
For 2025, we ensured more than 50% of all NEO equity incentives in the aggregate is performance-
based. As noted above, the majority of all NEO equity incentives grant value in 2024 was similarly tied to the achievement of performance metrics.

Long-term compensation should have longer measurement periods
We define long-term equity compensation as having a vest schedule that is greater than one year. For
2024 and 2025, a portion of long-term equity compensation has a performance measurement period of three years.

Compensation structures should align with value creation
For 2024, equity incentives were granted 100% in the form of equity-based awards that are settled in the form of shares. We did not offer a traditional cash bonus opportunity to our NEOs and instead provided a short-term incentive opportunity in the form of an equity-based award (referred to as the Annual Bonus
Equity Incentive). A portion of our NEOs’ targeted equity incentive opportunities are tied to the achievement of pre-established financial metrics that directly contribute to long-term shareholder value creation. Demonstrating our commitment to aligning NEOs’ incentive earnings with shareholder value creation, for 2024, as the pre-established financial metrics were not achieved, the compensation committee used negative discretion to reduce the Annual Bonus Equity Incentive against the Annual
Bonus Equity Incentive program formulaic results.

CEO compensation structure should help ensure long- term retention	In 2024, we provided the CEO with long-term equity awards, a portion of which has a performance measurement period of three years.

Compensation for NEOs should have a total shareholder return component
We continue to believe the performance metrics we have chosen for our equity incentives are directly aligned with the creation of shareholder value, and are therefore the most appropriate metrics in the near-term. We have considered the use of relative total shareholder return ("TSR"), but have found that there are too few companies in our direct operating space that present the opportunity for reliable and statistically relevant comparisons of TSR over a three-year period. We intend to continue to review the possibility of adding relative TSR as a metric in coming years, and are receptive to doing so in the event that reliable comparisons are available. At target, and on average, over 90% of NEO compensation is settled in shares of stock, implicitly incorporating a TSR component.

Disclosure should provide context for why the Company selects particular performance metrics for incentive-based compensation
In direct response to shareholder input, we have substantially enhanced our disclosure of our incentive metrics in this year’s Proxy Statement. As noted throughout this Proxy Statement, a portion of our NEOs’
equity incentives are tied to the achievement of the financial and operating metrics that best align with shareholder value creation.

2025 Notice of Annual Meeting & Proxy Statement	33

05. COMPENSATION DISCUSSION AND ANALYSIS
2020-2024 CEO Equity Compensation
During the five-year period of 2020-2024, our CEO, Mr.
Clarke has been granted long-term equity compensation
awards twice, which provided Mr. Clarke's entire long-term
incentive opportunity covering the grant years of 2020
through 2024. The aggregate grant value was calibrated to
offer a competitive overall long-term award opportunity for
these five years, generally commensurate with peer
practices. Grants in those years consisted of:
èIn 2021, 850,000 performance-based stock options with
stock price hurdles of $350 and $400, with a grant date
fair value of $55,556,000; and
èIn 2024, (i) 21,661 performance-based shares with a
grant date fair value of $5,900,023, (ii) 6,609
performance-based shares with a grant date fair value
of $1,800,159, (iii) 10,831 performance-based shares
with a grant date fair value of $2,950,147, and (iv)
21,661 time-based shares with a grant date fair value of
$5,900,023.
Mr. Clarke received no long-term equity grants in 2020, 2022 or 2023. Meanwhile, the profit performance of the Company
since 2020 has increased from $11.09 Adjusted EPS to
$19.01 Adjusted EPS for 2024.
At the regularly scheduled third quarter compensation
committee meeting in 2024, the Company canceled 300,000
stock options subject to the $400 hurdle and modified the
criterion for 550,000 stock options subject to the $350 hurdle of the performance-based stock options award granted in
2021 to require that the Company achieve a closing stock
price at or above $350 for at least 3 trading days by
December 31, 2024. This criterion for 550,000 stock options
subject to the $350 hurdle was achieved as of October 23,
2024. Additionally, other than the Annual Bonus Equity
Incentive, which is effectively a traditional cash bonus
opportunity denominated in shares of stock, Mr. Clarke
agreed to forgo any new equity grants in 2025.
The modified performance option award was approved by
the compensation committee of Corpay, which is composed
entirely of independent directors, with the assistance of its independent compensation consultant, following the
consideration of, among other things, the CEO’s
performance and role in achieving the Company’s strategic
progress and financial performance since 2021. Additionally, our stock price has appreciated considerably while the
options were outstanding, increasing from $261.27 on the
grant date to $354.38 on the modification date. Our stock
price achieved an all-time high in early 2025. The
modification was intended to align Mr. Clarke’s realized pay with that of shareholders who benefited from the increased
stock price level over $350 before the modification, but prior to the modification the stock had not closed above $350 for
10 consecutive days, which was the pre-modification hurdle.
Absent this modification, the original $350 hurdle for 10
consecutive days would have been achieved in November
2024. Accordingly, the modification did not alter the originally desired alignment between Mr. Clarke’s realized pay and
shareholder value creation and ultimately did nothing more
favorable to Mr. Clarke’s realized pay than would have
occurred absent the modification.
The incremental fair value associated with this modification is reflected in the 2024 Summary Compensation Table and
the 2024 Grants of Plan-Based Awards table below, but it
does not represent a “new” equity award grant in 2024.

34	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Forward-Leaning Compensation Practices
Corpay has embraced best practices in our compensation
programs, which strongly support our pay-for-performance
philosophy and culture:
èNEO compensation aligned with Company and, as
applicable, division performance
èTotal target pay levels generally at or below peer median
èSignificant portion of NEO compensation generally
delivered in the form of equity-based awards
èDifferent performance metrics for different compensation
components
èIncentive payouts tied closely to achieving published
guidance
èSignificant stock ownership requirements
èNo repricing or cashing out of underwater stock options
or stock appreciation rights
èNo hedging or pledging of common shares
èNo excise tax gross-ups
èNo excessive perquisites
èMaintain a compensation clawback policy that exceeds
the Dodd-Frank Act requirements by extending to
executive misconduct
èBelow-market severance policies
èShareholder engagement includes governance
committee Chair, compensation committee Chair,
additional Board members and management
èUtilize an independent compensation consultant

2025 Notice of Annual Meeting & Proxy Statement	35

05. COMPENSATION DISCUSSION AND ANALYSIS
We structure our executive compensation program to incorporate, on an ongoing basis, sound practices that are favored by shareholders, while avoiding practices that we do not believe are in shareholders’ best interests. The table below highlights the compensation practices we embrace and those that we do not follow:

Things We Do		Things We Do Not Do

✓	NEO incentive pay is tied to multiple financial performance conditions, and equity-based incentives are denominated in common shares	X	Directors and executives are prohibited from hedging or pledging common shares

✓	Significant portion of target total compensation is delivered in the form of equity awards, which is directly aligned with shareholder value creation	X	No repricing or cashing out of underwater stock options or stock appreciation rights

✓	Significant portion of NEO pay is tied to performance objectives that align with our business strategy	X	No excise tax gross-ups

✓
Compensation committee reserves discretion to reduce
Annual Bonus Equity Incentive payouts in light of overall
Company performance, and exercised such discretion in
2024, reducing formulaic payouts of earned shares by
25%
		X	No current payment of dividends on unvested equity awards

✓	Annual equity run rate and overhang are consistent with typical practices among similarly situated companies	X	No excessive perquisites

✓	NEO incentives are tied to Company-wide initiatives and/or division objectives within such NEOs’ control

✓	Severance benefit levels for executives are below general market practices

✓	Maintain a compensation clawback policy that exceeds the Dodd-Frank Act requirements by extending to executive misconduct

✓	We monitor and build risk-mitigation features into our compensation programs

36	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Components of Compensation and Target Direct Compensation Mix
The following table sets forth the key elements of our 2024 NEO compensation programs:

What We Pay	Why We Pay It	Key Features

Base Salary	Attract and retain high-performing executives by providing a secure and appropriate level of base pay	èEstablished after consideration of peer practices and internal parity; reviewed annually and subject to adjustment

Equity-Based Awards	Motivate performance and align a significant portion of NEO compensation with our ongoing success and with shareholder returns
èFully eliminated a traditional cash bonus opportunity
and replaced it with an equity award further aligning
executives’ interests with shareholder returns
èNEOs’ equity awards generally granted in
performance-based shares, time-based shares and
stock options
èPerformance-based equity awards generally only
have value to our NEOs to the extent the pre-
established corporate and/or business unit goals
established by the compensation committee are
achieved
èStock options only have value to our NEOs if our
stock price increases

Employee Benefits and Perquisites	Attract and retain executive talent
èCustomary retirement and health and welfare
benefits to all of our salaried employees, including
our NEOs
èNo nonqualified deferred compensation plans or
defined benefit pension plans
èNo excessive perquisites

Our mix of compensation elements is designed to reinforce
business and strategic objectives, recognize and reward
performance, motivate long-term value creation, and align
our NEOs’ interests with those of our shareholders. We
generally achieve this through a combination of cash and
equity awards. In 2024, we have increased the
compensation allocation of our NEOs to be more heavily
weighted to equity by fully eliminating a traditional cash
bonus opportunity and replacing it with a short-term equity
award that is generally intended to achieve the same
objectives, but also helps align executives’ interests with
long-term shareholder value creation.
The Company is responsible for allocating capital in a
manner that is in the best interest of its shareholders in line with the stated objective of growing Adjusted EPS between
15%-20% per year over the mid-term. Some portion of this
growth is contingent on effective capital allocation in the form of acquisitions and/or share buybacks as a use for our free
cash flow.
As part of our existing stock repurchase program, the
Company has regularly repurchased shares that it viewed as
undervalued, and thus would provide a better return to
shareholders compared with other alternatives at the time.
Also, repurchases are used to offset the dilutive effect of the issuance of shares to executives under equity compensation
plans, including the exercise price of options, and the use of shares in acquisitions.
The Company aligns its executive compensation
arrangements with its overall capital allocation strategy that helps maximize shareholders’ interests, and share
repurchases are accordingly not excluded from our
performance metrics.
The compensation committee is keenly aware of the
Company’s stock repurchase approach under outstanding
authorizations, and historical stock repurchases when setting performance metrics for executive compensation awards.
Because we intend to use free cash for either repurchases or acquisitions, the Board does not exclude repurchases from
the final determination of performance achievement.

2025 Notice of Annual Meeting & Proxy Statement	37

05. COMPENSATION DISCUSSION AND ANALYSIS
Target Mix of Compensation
The compensation committee strives to achieve an
appropriate mix between fixed versus variable pay and cash
versus equity-based compensation awards in order to meet
our compensation objectives. Our compensation committee
does not have a rigid policy for allocating compensation
between short- and long-term compensation. We believe the
most important indicator of whether our compensation
objectives are being met is our ability to motivate our NEOs to deliver superior shareholder return and retain them to
continue their careers with us on a cost-effective basis. For
NEOs other than the CEO, our compensation committee
generally references total target compensation that is
generally below the peer median for our NEOs other than the
CEO. For our CEO, the compensation committee references
cash-based components below the peer median, and equity-
based components above the peer median, resulting in total
compensation that is generally at or above the peer median.
Although the compensation committee includes this market
data and its general understanding of current compensation
practices in the market in the overall mix of factors it
considers in assessing NEO compensation, it does not target
a mathematically precise market position for total
compensation or any individual element of compensation.
The ultimate compensation levels reflect the application of
these policies to the varying responsibilities of the NEOs. In a typical year, it is expected that the greater the responsibility of the executive and the greater the potential impact of the executive on the Company’s financial performance, the
higher the proportion of compensation that can be earned by
the executive in the form of performance-based
compensation.
Our CEO has the greatest responsibility in managing and
driving the performance of our Company. He joined our
Company in 2000, and has managed our significant growth
through a combination of organic initiatives, product and
service innovation and acquisitions of businesses and
commercial account portfolios, and has overseen the growth
of our revenue from $33 million in 2000 to approximately $4
billion in 2024.
The charts below illustrate the 2024 total target direct
compensation mix for our CEO and our NEOs other than the
CEO (on average), consisting of base salary and target
equity incentives. We did not offer a traditional cash bonus opportunity in our NEO compensation for 2024.
CEO
Other NEOs
Short-term equity
incentives(1)
10%
Long-term equity
incentives(2)
83%

Salary
12%
Short-term equity
incentives(1)
31%
Long-term
equity
incentives(2)
57%

(1) Fully vested one year or less after grant.
(2) Fully vested greater than one year after grant.
Short-term equity
incentives(1)
31%
(2)

38	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Key Elements of 2024 Named Executive Officer Compensation
Base Salary
Base salaries are reviewed annually, taking into account
individual responsibilities, individual performance, the
experience of the individual, current salary, retention
incentives, internal equity and the compensation committee’s evaluation of the competitive market. No particular weight is assigned to these factors. The table below illustrates the
2024 base salaries for our NEOs:

Named Executive Officer	2023 Base Salary Rate ($)	2024 Base Salary Rate ($)	Increase (%)

Ronald F. Clarke	1,200,000	1,200,000	—
Tom Panther(1)	400,000	525,000	31
Alissa B. Vickery	300,000	300,000	—
Armando L. Netto(2)	488,603	550,000	13
Alan King	450,000	450,000	—
(1)Mr. Panther’s compensation for 2023 was negotiated at arm’s length with the understanding of an updated executive compensation market data study being completed. The results of that study led to the year-over-year increase.
(2)Mr. Netto’s cash compensation in 2023 was denominated in Brazilian Real. A portion of Mr. Netto’s 2024 base salary was paid in Brazilian Real, but commenced to be paid in U.S. dollars in 2024. For purposes of this table, and to normalize for fluctuations in the currency exchange rate, cash amounts in
Brazilian Real for Mr. Netto have been converted to U.S. dollars at an average exchange rate of $1 to R$5.1395 for 2024. The 2023 base salary rate for Mr.
Netto may not be comparable to the 2023 base salary rate reported for him in our 2024 Proxy Statement, as we used a 2023 exchange rate calculation for purposes of such disclosure in the prior filing.
Equity Incentives
We believe that performance-based equity awards are
effective tools for meeting our compensation goals because
the conditions to vesting motivate the achievement of
performance goals and the value of the grants will increase
as the value of our stock price increases. We believe that
performance-based and time-based equity awards satisfy
both the objective of aligning executives' pay outcomes with
Company performance, and of aligning executives with long-
term shareholder value creation. We believe that stock
options are also an effective tool for meeting our
compensation goals because NEOs are rewarded only if our
stock price increases relative to the stock option’s exercise price. To determine the size of each NEO’s equity awards,
we consider the external market, individual performance
history and relative job responsibilities.
Our CEO makes equity award grant recommendations for
each executive officer, including our NEOs (other than
himself). Grant recommendations are presented to the
compensation committee for its review and approval.

2025 Notice of Annual Meeting & Proxy Statement	39

05. COMPENSATION DISCUSSION AND ANALYSIS
We granted the equity awards set forth in the table below to our NEOs in 2024.

Name	Performance- Based Equity (Target $ Value)	Time- Based Equity (Target $ Value)	Stock Options (Target $ Value)	Total (Target $ Value)

Ronald F. Clarke	10,650,000	5,900,000	—	16,550,000
Tom Panther	2,625,000	—	1,200,000	3,825,000
Alissa B. Vickery	340,000	12,000	300,000	652,000
Armando L. Netto	2,625,000	1,842,000	1,200,000	5,667,000
Alan King	2,250,000	—	1,000,000	3,250,000
Performance-Based Equity
We grant performance-based equity to our NEOs that are earned based on performance achievement over either one-year or three-year periods. The timing mix ensures the optimal combination of shorter and longer term performance objectives, while also mitigating the possibility of retention issues if goals become outdated and unachievable soon after they are established due to macroeconomic or other factors. In 2024, we granted Company Annual Equity Incentives, Annual Bonus Equity
Incentives, and Long-Term Equity Incentives.
Company Annual Equity Incentives
A key performance metric for purposes of our NEOs’ 2024 performance-based compensation was Adjusted EPS, as defined in
Appendix A, further adjusted to exclude the impact of (a) the macro-environment (including foreign exchange rates, tax rates, fuel prices, fuel price spreads and interest rate fluctuations), and (b) acquisitions and divestitures. We refer to Adjusted EPS, as so adjusted, as “Adjusted EPS-COMP.”
In February 2024, the compensation committee granted Company Annual Equity Incentives tied to Adjusted EPS-COMP achievement. The NEOs, other than Mr. Clarke and Ms. Vickery, vest in any earned shares on the one-year anniversary of the grant date. Mr. Clarke’s award, to the extent earned, is subject to ratable vesting over a three-year service period. Ms.
Vickery’s award, to the extent earned, is subject to service-based vesting over a two-year period.
Mr. Clarke’s award was subject to the linear performance payout scale outlined in the table below:

Mr. Clarke’s Target Adjusted EPS-COMP ($)	Mr. Clarke’s Target Achievement Scale (%)	Mr. Clarke’s Target Payout Scale (%)

17.46	90	50
19.40	100	100
21.34	110	200

40	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
For the non-CEO NEOs, the compensation committee initially approved the target Adjusted EPS-COMP goal of $19.40. In July
2024, the compensation committee further approved a tiered payout structure that could result in payouts above or below target. The final linear performance payout scale for the non-CEO NEO awards is outlined in the table below:

Non-CEO NEOs Target Adjusted EPS-COMP ($)	Non-CEO NEOs Target Achievement Scale (%)	Non-CEO NEOs Target Payout Scale (%)

18.90	97.5	30
19.15	98.7	60
19.40	100.0	100
19.50	100.5	110
19.65	101.3	125
Our Adjusted EPS-COMP for 2024 was $19.49, and the compensation committee therefore determined that the payout percentage was 109% for the non-CEO NEOs. Mr. Clarke’s award was subject to the separate vesting conditions and payout scale outlined previously. The payout percentage was 104.64% for Mr. Clarke’s award.
The table below summarizes the targeted value, target number of shares, and payout number of shares for the Company
Annual Equity Incentive granted to each NEO in 2024:

Name	Target Value of Company Annual Equity Incentives ($)	Target Number of Shares(1) (#)	Payout Number of Shares (#)

Ronald F. Clarke	5,900,000	21,661	22,667
Tom Panther	400,000	1,469	1,602
Alissa B. Vickery	250,000	918	1,001
Armando L. Netto	400,000	1,469	1,602
Alan King	400,000	1,469	1,602
(1)The number of shares was calculated by dividing the targeted dollar value by the share price as of the grant date on February 14, 2024 ($272.38) rounding up to the next whole share.

2025 Notice of Annual Meeting & Proxy Statement	41

05. COMPENSATION DISCUSSION AND ANALYSIS
Annual Bonus Equity Incentives
The primary objectives of our Annual Bonus Equity Incentive program are to provide an incentive for superior work, to motivate our NEOs toward even higher achievement and business results, to promote retention and to align the goals of our NEOs with the Company’s performance. We use Company-wide, individual and business unit performance goals. Individual or business unit performance goals are tied to the particular area of expertise and responsibilities of the NEO and their performance in attaining those objectives.
In February 2024, the compensation committee determined the target Annual Bonus Equity Incentive payout levels for the
NEOs based on a combination of factors, including market practices, each NEO’s role and responsibilities, experience and skills, expected contribution to the Company and potential impact of the NEO’s performance on revenue and net income growth. In light of a desire to promote the retention of our NEOs, and to further align executives with the creation of shareholder value, the compensation committee determined that for 2024, 100% of the Annual Bonus Equity Incentive target value for each NEO (based on their respective salaries in February 2024) would be delivered in the form of equity that for
Messrs. Clarke, Panther, Netto and King vested on February 14, 2025, and for Ms. Vickery vested on March 3, 2025. This short-term equity incentive replaced any traditional cash-based incentive compensation for 2024.
The compensation committee and the CEO worked together to establish meaningful performance goals for the CEO’s Annual
Bonus Equity Incentive award at the beginning of the performance period. These goals are intended to align CEO rewards with
Company performance. In the event of achievement of maximum results under the applicable performance goals, the CEO’s
Annual Bonus Equity Incentive has a maximum potential value equal to 200% of target.
The table below outlines the performance metrics that were used for the CEO’s Annual Bonus Equity Incentive, which metrics were selected to drive a focus on corporate objectives that are expected to produce an increase in shareholder value:

Pay Element	Performance Metric(s)	Rationale and Key Features

Annual Bonus Equity Incentive	GAAP Revenue, as Adjusted (34% weight)	Revenue growth is critically important to our success given the operating leverage in our business
	Cash Net Income (33% weight)	Cash Net Income is a key measurement in evaluating the performance and effectiveness of operational strategies
	M&A and Other Transactions (33% weight)	We expect M&A and other transactions to continue to contribute to growth
The table below summarizes the targeted value and target number of shares of the Annual Bonus Equity Incentive granted to each NEO in 2024:

Name	Target Value of Annual Bonus Equity Incentive ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	1,800,000	6,609
Tom Panther	525,000	1,928
Alissa B. Vickery	90,000	331
Armando L. Netto	525,000	1,928
Alan King	450,000	1,653
(1)The number of shares was calculated by dividing the targeted dollar value by the share price as of the grant date on February 14, 2024 ($272.38), rounding up to the next whole share.

42	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
In early 2025, the compensation committee evaluated achievement of the performance goals for each NEO’s Annual Bonus
Equity Incentive. In light of the overall financial performance of the Company in 2024, the compensation committee exercised negative discretion such that the formulaic payout of earned shares was reduced by 25% (see further details in “2024
Performance-Based Equity Goals and Payout Results”).
Long-Term Equity Incentives
In February 2024, the compensation committee granted Long-Term Equity Incentives to some of the NEOs tied to achievement of corporate or business unit goals.
In recognition of shareholder feedback for longer performance measurement periods, the target amounts for Messrs. Panther,
Netto and King were allocated 70% to grants subject to one-year performance periods with ratable vesting over a three-year service period, to the extent earned, and 30% to grants subject to three-year performance periods with three-year cliff vesting, to the extent earned. The target amount for Mr. Clarke was allocated 100% to a grant subject to a three-year performance period with three-year cliff vesting, to the extent earned.
The table below summarizes the targeted value and target number of shares granted to each NEO in 2024 for the one-year performance period with ratable vesting over a three-year service period:

Name	Target Value of 1-Year Long- Term Equity Incentives ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	—	—
Tom Panther	1,190,000	4,369
Alissa B. Vickery	—	—
Armando L. Netto	1,190,000	4,369
Alan King	980,000	3,598
(1)The number of shares was calculated by dividing the targeted dollar value by the share price as of the grant date on February 14, 2024 ($272.38) rounding up to the next whole share.
The table below summarizes the targeted value and target number of shares granted to each NEO in 2024 for the three-year performance period with three-year cliff vesting:

Name	Target Value of 3-Year Long- Term Equity Incentives ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	2,950,000	10,831
Tom Panther	510,000	1,873
Alissa B. Vickery	—	—
Armando L. Netto	510,000	1,873
Alan King	420,000	1,542
(1)The number of shares was calculated by dividing the targeted dollar value by the share price as of the grant date on February 14, 2024 ($272.38) rounding up to the next whole share.

2025 Notice of Annual Meeting & Proxy Statement	43

05. COMPENSATION DISCUSSION AND ANALYSIS
Time-Based Equity
In February and April 2024, the compensation committee granted Time-Based Equity to the NEOs as illustrated in the table below. Our compensation committee believes Time-Based Equity provides a retentive element to the compensation of NEOs, while maintaining alignment with the long-term interests of our shareholders by tying the value of the awards to the value of our share price.
Mr. Clarke’s award is subject to ratable vesting over a three-year service period. Ms. Vickery’s award vested immediately to correct a prior administrative error. Mr. Netto’s awards vest on the one-year anniversary of each grant date and are intended to compensate him for the additional income taxes related to his relocation to the U.S. in 2024.

Name	Target Value of Time-Based Equity ($)	Number of Shares(1) (#)

Ronald F. Clarke	5,900,000	21,661
Tom Panther	—	—
Alissa B. Vickery	12,000	40
Armando L. Netto	1,842,000	5,853
Alan King	—	—
(1)The number of shares was calculated by dividing the dollar value by the share price as of the grant date on February 14, 2024 ($272.38) for Mr. Clarke, April
23, 2024 ($306.61) for Ms. Vickery, and April 3, 2024 ($316.14) and September 30,2024 ($312.76) for Mr. Netto, rounding up to the next whole share.
Stock Options
In February 2024, the compensation committee granted Stock Options to the NEOs as illustrated in the table below. The exercise price for each Stock Option grant is the fair market value of our common shares on the grant date (closing stock price). Stock Option awards granted to our NEOs in 2024 vest ratably over a four-year service period and are earned only with continued employment through the vesting period. We believe stock option awards are inherently performance-based, requiring stock price appreciation before there is any real value earned, while encouraging long-term employment with the
Company.

Name	Target Value of Stock Options ($)	Number of Stock Options(1) (#)

Ronald F. Clarke	—	—
Tom Panther	1,200,000	12,517
Alissa B. Vickery	300,000	3,130
Armando L. Netto	1,200,000	12,517
Alan King	1,000,000	10,431
(1)The number of stock options was calculated using the Black-Scholes model on the grant date. Figures in the tables under “2024 Named Executive Officer
Compensation” beginning on page 53 may be slightly different as they reflect specific accounting methodologies required for table reporting as described therein.

44	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
2024 Performance-Based Equity Goals and Payout Results
Our CEO makes recommendations regarding individual, business unit, and/or corporate goals for our other NEOs, which are reviewed and approved by the compensation committee.
In the event of achievement of maximum results under the applicable performance goals, the tables below show the maximum potential payout. The awards were designed so that performance below certain thresholds would result in no payout for a given goal. We disclose below the performance goals associated with the three-year performance period Long-Term Equity
Incentives. However, because we do not provide long-term revenue or earnings guidance, the specific goal levels tied to those performance measures are not detailed in this filing. We expect to disclose the goals and payout results in the Proxy
Statement filing that follows the end of the performance period (in the 2027 Proxy Statement).
The tables below illustrate, for each participating NEO, (1) the applicable performance goals for each grant, (2) actual performance with respect to the performance metrics (where applicable) for each grant, (3) the target value of performance-
based shares for each grant, and (4) the number of performance-based shares earned in 2024 (a portion of which may still be subject to service-based vesting conditions) for each grant. The number of performance-based shares earned for performance falling between the “threshold” and “maximum” performance levels set forth in the tables below was determined using linear interpolation between performance levels (subject to rounding).
Ronald F. Clarke:
Company Annual Equity Incentive
As discussed earlier, Mr. Clarke’s Company Annual Equity Incentive was achieved at 104.64%, or 22,667 shares.
Annual Bonus Equity Incentive
Mr. Clarke’s 2024 Annual Bonus Equity Incentive Goals and Results are in the table below:

			GOALS ($ values in millions)					2024 Achievement ($ values in millions)	Percentage of Target Earned (%)
Performance Metric	Weighting (%)	Target ($ values in millions)	Threshold (50%)	Below Target (75%)	Target (100%)	Above Target (150%)	Maximum (200%)

GAAP Revenue, as adjusted(1)	34	4,125.4	4,042.9	4,084.1	4,125.4	4,166.7	4,207.9	4,068.9	66
Cash Net Income(1)	33	1,382.2	1,354.6	1,368.4	1,382.2	1,396.0	1,409.8	1,418.2	200
M&A(2)	33	1,000	500	750	1,000	1,500	2,000	1,404.0	140

Target Number of Shares	6,609
Formulaic Earned Payout %	134.7%
Number of Shares Earned	8,902
Less 25% Reduction	2,226
Number of Shares - Actual Payout	6,676

(1)Adjusted to be consistent with the macro-economic environment assumed in the 2024 budget, and excludes the impact of acquisitions and divestitures.
(2)Based upon the aggregate transaction value of material mergers and acquisitions, divestitures or joint ventures for which the Company signs definitive documentation during the year.
Long-Term Equity Incentive
Mr. Clarke’s 2024 Long-Term Equity Incentive grant with three-year performance period goal is based on Adjusted EPS-COMP growth over that period and has a maximum potential payout value equal to 200% of target.

2025 Notice of Annual Meeting & Proxy Statement	45

05. COMPENSATION DISCUSSION AND ANALYSIS
Tom Panther:
Company Annual Equity Incentive
As discussed earlier, Mr. Panther’s Company Annual Equity Incentive was achieved at 109%, or 1,602 shares.
Annual Bonus Equity Incentive
Mr. Panther’s 2024 Annual Bonus Equity Incentive Goals and Results are in the table below:

			GOALS							2024 Achievement	Percentage of Target Earned (%)
Performance Metric	Weighting (%)	Target	Threshold (50%)	Below Target (75%)	Below Target (85%)	Target (100%)	Above Target (115%)	Above Target (125%)	Maximum (150%)

Quarterly Expenses(1)	20	At or below plan in each quarter	—	—	—	Plan	—	—	—	Achieved 3	75
Stock Price Growth vs. S&P 500(2)	40	≥3%	≥0%	—	—	≥3%	—	—	≥5%	Not achieved	—
New Investors	40	2 or more ≥1M shares	1 ≥1M shares	—	—	2 or more ≥1M shares	—	—	—	Achieved 1	50

Target Number of Shares	1,928
Formulaic Earned Payout %	35%
Number of Shares Earned	675
Less 25% Reduction	168
Number of Shares - Actual Payout	507

(1)Adjusted to be consistent with the macro-economic environment assumed in the 2024 budget, and for addbacks and impact of acquisitions or divestitures.
(2)Based on extent to which percentage growth in the Company’s stock price exceeds that of the S&P 500 Index.
Long-Term Equity Incentive
Mr. Panther’s 2024 Long-Term Equity Incentive grant with one-year performance period was based on achievement against a target goal of consolidated GAAP revenue as adjusted, of $4,125.4 million for 2024 (all dollar values in millions).(1)

Below Threshold (0%) ($)	Threshold (50%) ($)	Above Threshold (75%) ($)	Below Target (85%) ($)	Target (100%) ($)	Above Target (115%) ($)	Below Maximum (125%) ($)	Maximum (150%) ($)	Achievement ($)	Payout (%)	Performance- Based Shares Earned (#)

<4,001.6	4,001.6	4,042.9	4,084.1	4,125.4	4,166.7	4,207.9	4,249.2	4,068.9	81.3	3,552
(1)Consolidated GAAP revenue was adjusted (a) to be consistent with the macro-economic environment assumed in the 2024 budget, and (b) for the impact of acquisitions or divestitures.
Mr. Panther’s three-year performance period goal is based on revenue growth over that period and has a maximum potential payout value equal to 150% of target.

46	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Alissa B. Vickery:
Company Annual Equity Incentive
As discussed earlier, Ms. Vickery’s Company Annual Equity Incentive was achieved at 109%, or 1,001 shares.
Annual Bonus Equity Incentive
Ms. Vickery’s 2024 Annual Bonus Equity Incentive Goals and Results are in the table below:

			GOALS			2024 Achievement	Percentage of Target Earned (%)
Performance Metric	Weighting (%)	Target	Threshold (50%)	Target (100%)	Maximum (125%)

Quarterly Expenses(1)	25	At or below plan in each quarter	—	Plan	—	Achieved 4	100
Strategic Initiatives(2)	75	Achieve 2 goals	Achieve 1 goal	Achieve 2 goals	Achieve 3 goals	Achieved 2 goals	100

Target Number of Shares	331
Formulaic Earned Payout %	100%
Number of Shares Earned	331
Less 25% Reduction	82
Number of Shares - Actual Payout	249

(1)Adjusted to be consistent with the macro-economic environment assumed in the 2024 budget, and for addbacks and impact of acquisitions or divestitures.
(2)(a) Remediate User Access Material Weakness (not achieved), (b) mitigate control deficiencies to avoid further severity (achieved), and (c) document, implement and execute controls for operational stock administrative process (achieved).

2025 Notice of Annual Meeting & Proxy Statement	47

05. COMPENSATION DISCUSSION AND ANALYSIS
Armando L. Netto:
Company Annual Equity Incentive
As discussed earlier, Mr. Netto’s Company Annual Equity Incentive was achieved at 109%, or 1,602 shares.
Annual Bonus Equity Incentive
Mr. Netto’s 2024 Annual Bonus Equity Incentive Goals and Results are in the table below:

				GOALS ($ values in millions)							2024 Achievement ($ values in millions)	Percentage of Target Earned (%)
Performance Metric		Weighting (%)	Target ($ values in millions)	Threshold (50%)	Below Target (75%)	Below Target (85%)	Target (100%)	Above Target (125%)	Below Maximum (135%)	Maximum (150%)

Sales(1)	Brazil VP	10	194.4	175.0	184.7	188.6	194.4	204.1	208.0	213.8	212.1	146
	USVP	10	97	87.3	92.2	94.1	97.0	101.9	103.8	106.7	83.6	—
	All VP	10	366.5	329.9	348.2	355.5	366.5	384.8	392.2	403.2	367.2	101
Quarterly Revenue Initiatives(1)		20	Within a range of plan in each quarter	≥90	≥95	≥97	≥100	≥102.5	≥103.5	≥105	Partially achieved(2)	19
Expenses(1)	Brazil VP	5	At or below plan in each quarter	—	—	—	Plan	—	—	—	Achieved 4	100
	USVP	5	At or below plan in each quarter	—	—	—	Plan	—	—	—	Achieved 3	75
	All VP	5	At or below plan in each quarter	—	—	—	Plan	—	—	—	Achieved 3	75
Key Revenue Initiatives(3)	New Card	20	Within a range of plan	≥97	≥98	≥99	≥100	≥102	≥102.4	≥103	Not achieved	—
	Revenue	15	Within a range of plan	≥97	≥98	≥99	≥100	≥102	≥102.4	≥103	Not achieved	—

Target Number of Shares	1,928
Formulaic Earned Payout %	40.87%
Number of Shares Earned	788
Less 25% Reduction	197
Number of Shares - Actual Payout	591

(1)Adjusted to be consistent with the macro-economic environment assumed in the 2024 budget, and for addbacks and impact of acquisitions or divestitures.
(2)Achieved 1 quarter at 74.22% payout and below threshold for the remaining 3 quarters at 0% payout resulting in an average payout achieved of 19%.
(3)(a) Deliver new card conversion (not achieved), and (b) achieve revenue plan for a recent acquisition (not achieved).
Long-Term Equity Incentive
Mr. Netto’s 2024 Long-Term Equity Incentive grant with one-year performance period was based on achievement against a target goal of U.S. Vehicle Payments/Brazil GAAP revenue as adjusted, of $1,527.9 million for 2024 (all dollar values in millions).(1)

Below Threshold (0%) ($)	Threshold (50%) ($)	Above Threshold (75%) ($)	Below Target (85%) ($)	Target (100%) ($)	Above Target (115%) ($)	Below Maximum (125%) ($)	Maximum (150%) ($)	Achievement ($)	Payout (%)	Performance- Based Shares Earned (#)

<$1,482.1	1,482.1	1,497.3	1,512.6	1,527.9	1,543.2	1,558.5	1,573.7	1,503.6	79	3,456
(1)U.S. Vehicle Payments/Brazil GAAP revenue was adjusted (a) to be consistent with the macro-economic environment assumed in the 2024 budget, and (b)
for the impact of acquisitions or divestitures.
Mr. Netto’s three-year performance period goal is based on revenue growth over that period and has a maximum potential payout value equal to 150% of target.

48	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Alan King:
Company Annual Equity Incentive
As discussed earlier, Mr. King’s Company Annual Equity Incentive was achieved at 109%, or 1,602 shares.
Annual Bonus Equity Incentive
Mr. King’s 2024 Annual Bonus Equity Incentive Goals and Results are in the table below:

				GOALS ($ values in millions)							2024 Achievement ($ values in millions)	Percentage of Target Earned (%)
Performance Metric		Weighting (%)	Target ($ values in millions)	Threshold (50%)	Below Target (75%)	Below Target (85%)	Target (100%)	Above Target (125%)	Below Maximum (135%)	Maximum (150%)

Sales(1)	Intl. VP	20	75.1	67.6	71.3	72.8	75.1	78.9	80.4	82.6	71.5	76
	All VP	20	366.5	329.9	348.2	355.5	366.5	384.8	392.2	403.2	367.2	101
Quarterly Revenue Initiatives(1)		40	Within a range of plan in each quarter	≥90	≥95	≥97	≥100	≥102.5	≥103.5	≥105	Achieved 4	150
Quarterly Expenses(1)		20	At or below plan in each quarter	—	—	—	Plan	—	—	—	Achieved 3	75

Target Number of Shares	1,653
Formulaic Earned Payout %	110.4%
Number of Shares Earned	1,825
Less 25% Reduction	456
Number of Shares - Actual Payout	1,369

(1)Adjusted to be consistent with the macro-economic environment assumed in the 2024 budget, and for addbacks and impact of acquisitions or divestitures.
Long-Term Equity Incentive
Mr. King’s 2024 Long-Term Equity Incentive grant with one-year performance period was based on achievement against a target goal of International Vehicle Payments GAAP revenue as adjusted, of $584.5 million for 2024 (all dollar values in millions).(1)

Below Threshold (0%) ($)	Threshold (50%) ($)	Above Threshold (75%) ($)	Below Target (85%) ($)	Target (100%) ($)	Above Target (115%) ($)	Below Maximum (125%) ($)	Maximum (150%) ($)	Achievement ($)	Payout (%)	Performance- Based Shares Earned (#)

<$567.0	567.0	572.8	578.7	584.5	590.3	596.2	602.0	583.2	97	3,480
(1)International Vehicle Payments GAAP revenue was adjusted (a) to be consistent with the macro-economic environment assumed in the 2024 budget, and (b)
for the impact of acquisitions or divestitures.
Mr. King’s three-year performance period goal is based on revenue growth over that period and has a maximum potential payout value equal to 150% of target.

2025 Notice of Annual Meeting & Proxy Statement	49

05. COMPENSATION DISCUSSION AND ANALYSIS
Other Compensation and Benefits
Employee Benefits. All U.S.-based salaried employees
including NEOs may participate in a 401(k) plan. Our 401(k)
plan provides that we match 25% of an employee’s
contribution, up to an employee contribution of 4% of salary.
Our NEOs in the U.S. may participate in this 401(k) plan on
the same basis as all of our other participating employees.
We provide health benefits to all of our eligible employees
and pay the premiums for these benefits on behalf of our
NEOs. We provide to our NEOs life insurance benefits, long-
term care insurance and concierge doctor services and also
pay these premiums. We do not provide any nonqualified
deferred compensation arrangements or defined benefit
pension plans to our NEOs.
In 2024, we provided relocation benefits, a housing
allowance and an auto allowance to Mr. Netto and Mr. King
in connection with their relocations to the U.S. For more
information, see the “2024 Summary Compensation Table”
below.
Employment Agreements and Offer Letters; Severance
and Change-in-Control Benefits. We entered into an
employment agreement with our CEO in 2010. We have also
entered into offer letter agreements with each of our other
NEOs, other than Ms. Vickery. Pursuant to Mr. Clarke's
agreement and, with respect to our other NEOs, our
historical practice, in the case of an NEO's termination under specific circumstances, they will be entitled to certain
severance payments.
These severance benefits are discussed below in “Potential
Payments Upon Termination or Change in Control.” We
provide severance compensation if certain NEOs are
terminated without cause to attract and retain qualified
executive talent, and, with respect to change in control
benefits, to incentivize such NEOs to act in the best interests of our shareholders in the face of a transaction even if they may be terminated as a result.
In 2023, after considering market practices, the
compensation committee approved an increase to the
severance compensation payable to our NEOs, other than
Mr. Clarke, upon a termination without cause from six
months of salary and benefits to one year of salary and
benefits. The compensation committee also determined to
amend the vesting conditions with respect to our equity
compensation awards, other than Mr. Clarke’s, so that they
will partially vest in connection with retirement, death, or disability, as discussed further below in “Potential Payments
Upon Termination or Change in Control.” Such awards
continue to be subject to “double trigger” change in control provisions.

50	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Process to Review, Revise, and Set Compensation
The compensation committee is responsible for
administering our executive compensation program and
making decisions with respect to the compensation paid to
our NEOs. In making such decisions, the compensation
committee considers a variety of factors, including:
èThe compensation committee’s evaluation of the
competitive market, including referencing peer group
data
èThe feedback received from our shareholders and proxy
advisory firms
èThe roles and responsibilities of our executives,
including each executive’s impact on creating
shareholder value
èThe individual experience and skills of, and expected
contributions from, our executives
èPay relative to other NEOs at the Company
èThe individual performance of our executives during the
year and the historical performance levels of our
executives
èOur overall financial performance
Role of Independent Compensation Consultant: All
services performed by Exequity were conducted under the
direction or authority of the compensation committee. The
compensation committee has considered the required
independence factors outlined by the SEC and NYSE rules
in assessing the independence of Exequity. Consideration
was also given by the compensation committee under those
required independence factors, plus all other relevant
factors, to whether the work performed by Exequity could
give rise to a potential conflict of interest. Based on this review, the compensation committee did not identify any
conflict of interest raised by the work performed by Exequity.
Role of Management: Our CEO provides substantial input
to the compensation committee in reviewing the performance
of the other executive officers and making compensation
recommendations for executive officers who report directly to him.
The CEO does not participate in determining the amount of
his own compensation. Decisions regarding the
compensation of our CEO are made by the compensation
committee in executive session, without the CEO being
present.
Compensation Peer Group
We considered the compensation levels, programs and
practices of industry peer companies in setting
compensation for our NEOs by considering market
competitiveness and the goal of motivating our executives to appropriately drive corporate performance. The
compensation committee periodically reviews and updates
the list of companies comprising the peer group to provide
an appropriate marketplace focus.
The compensation committee evaluates multiple criteria in
determining the appropriate peer group, including industry,
revenue, market capitalization, competitors to our various
lines of business, business models and profitability. The
compensation committee determined that it was appropriate
to continue to use the same peer group as in the prior year
for purposes of 2024 compensation decisions for our NEOs
aside from the removal of 1) Bread Financial Holdings, Inc.
(f/k/a Alliance Data Systems Corporation) due to size and 2)
Black Knight, Inc. due to its acquisition by a larger company.
The compensation committee referred to the 2024 Industry
Peer Group (as defined below) in setting compensation for
2024 for our NEOs. Generally, the compensation committee
references cash-based compensation at or below market
levels and equity-based compensation (based on target
levels) at or above market levels, resulting in total target compensation at or above the peer median for our CEO and
generally below the peer median for our other NEOs.
Although the compensation committee includes this market
data and its general understanding of current compensation
practices in the market in the overall mix of factors it
considers in assessing NEO compensation, it does not target
a mathematically precise market position for total
compensation or any individual element of compensation.
Comparisons to the peer group for purposes of this Proxy
Statement are based on an adjustment of the peer group
compensation data by the Company to account for the
passage of time.

2025 Notice of Annual Meeting & Proxy Statement	51

05. COMPENSATION DISCUSSION AND ANALYSIS
The peer group used for purposes of 2024 compensation
decisions (the “2024 Industry Peer Group”) is illustrated in the following table:

2024 Industry Peer Group

Automatic Data Processing, Inc.	✓
Broadridge Financial Solutions, Inc.	✓
Ceridian HCM Holding Inc.	✓
Equifax Inc.	✓
Euronet Worldwide, Inc.	✓
Fair Isaac Corporation	✓
Fidelity National Information Services, Inc.	✓
Fiserv, Inc.	✓
Global Payments Inc.	✓
Intuit Inc.	✓
Jack Henry & Associates, Inc.	✓
Mastercard Incorporated	✓
Paychex, Inc.	✓
Paycom Software, Inc.	✓
SS&C Technologies Holdings, Inc.	✓
Wex, Inc.	✓
Information on Other Compensation-Related Topics
Stock Ownership Policy. Our executive officers are subject to stock ownership requirements (expressed as a multiple of
base salary). In response to input in our shareholder
outreach process, we increased the stock ownership
guideline requirements in 2019 to the following levels (which must be obtained within five years from an appointment to a
covered position):
èChief Executive Officer 6x
èChief Financial Officer 4x
èAll Other Executive Officers 3x
Currently, all of our other NEOs are in compliance with this policy or are on track to meet the required ownership level
within the applicable time period.
Insider Trading Policy. The Company maintains an insider
trading policy applicable to all directors and employees. The policy provides that Company personnel may not buy, sell or
engage in other transactions in the Company’s stock while in possession of material non-public information, buy or sell
securities of other companies while in possession of material non-public information about those companies they become
aware of as a result of business dealings between the
Company and those companies, or disclose material non-
public information to any unauthorized persons outside of the
Company. The policy also restricts trading for all directors and employees to defined window periods which align with
our quarterly earnings releases.
Anti-Hedging and Pledging Policy. Our employees,
officers and directors are prohibited from purchasing or
selling derivative securities, entering into derivatives
contracts relating to our stock or otherwise engaging in
hedging transactions. The prohibition on hedging
transactions does not apply to stock options and awards
under employee plans. Furthermore, our insider trading
compliance policy prohibits executive officers and directors from pledging or otherwise using our common shares as
collateral.

52	2025 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS
Equity Grant Practices. We generally grant equity-based
incentives annually during the first calendar quarter. To date there has been no set program for the award of incremental
periodic grants, and our compensation committee retains
discretion to make equity awards at any time, including in
connection with the promotion of an executive, to reward an
executive for extraordinary performance or the assumption of additional responsibilities or for retention purposes. Our
compensation committee approves equity awards granted to
our NEOs on or before the grant date. The compensation
committee does not take material non-public information into account when determining the timing and terms of such
awards. We have not timed the disclosure of material
nonpublic information for the purpose or affecting the value of executive compensation. In 2024, we did not award any
stock options to our NEOs during any period beginning four
business days before the filing of a periodic report on Form
10-Q or Form 10-K or the filing or furnishing of a current
report on Form 8-K disclosing material non-public
information and ending one business day after the filing or
furnishing of such report with the Securities and Exchange
Commission.
Clawback Policies. In light of rules promulgated by the
NYSE and SEC requirements, we adopted a compensation
recoupment policy in 2023, which policy complies with the
required standards (the “NYSE Clawback Policy”). The
NYSE Clawback Policy provides for the prompt recovery (or
clawback) of certain excess incentive-based compensation
received during an applicable three-year recovery period by
current or former executive officers in the event we are
required to prepare an accounting restatement due to
material noncompliance with any financial reporting
requirement under the securities laws. Excess incentive-
based compensation for these purposes generally means
the amount of incentive-based compensation received (on or
after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would
have been received by such executive officer had it been
determined based on the restated amounts, without regard
to any taxes paid. Incentive-based compensation potentially
subject to recovery under the NYSE Clawback Policy is in
general limited to any compensation granted, earned or
vested based wholly or in part on the attainment of a
financial reporting measure.
In general, we may utilize a broad range of recoupment
methods under the NYSE Clawback Policy. The NYSE
Clawback Policy does not condition clawback on the fault of
the executive officer, and clawback thereunder is generally
mandatory, except in limited circumstances where the
compensation committee has made a determination that
recovery would be impracticable and (1) we have already
attempted to recover such amounts but the direct expenses
paid to a third party in an effort to enforce the NYSE
Clawback Policy would exceed the amount to be recovered,
(2) the recovery of amounts would violate applicable home
country law, or (3) the recovery would cause the non-
compliance of a tax-qualified retirement plan under the
Internal Revenue Code and applicable regulations.
Operation of the NYSE Clawback Policy is subject to a brief
phase-in process during the first few years after its
effectiveness. We may not indemnify any such executive
officer against the loss of such recovered compensation.
In 2019, we previously adopted a clawback policy applicable
to our executive officers, including our NEOs, which applies to all incentive-based compensation earned by our executive
officers (the “Supplemental Clawback Policy”). The
Supplemental Clawback Policy provides that if our
compensation committee determines that an executive
officer engaged in misconduct that contributed to the
Company being required to make a restatement of its
financial statements, the Company will promptly recover from such executive officer all incentive-based compensation
received that was in excess of the incentive-based
compensation such executive officer would have received
under the restated financial results of the Company. The
Supplemental Clawback Policy remains in effect with respect
to compensation received prior to the October 2, 2023
phase-in date of the NYSE Clawback Policy.
No Excise Tax Gross-Ups. The Company does not provide
excise tax gross-ups for any of its NEOs.
Risk Assessment in Compensation Programs. We
believe our compensation programs encourage and reward
prudent business judgment without encouraging undue risk.
The compensation committee reviews our compensation
programs for features that might encourage inappropriate
risk-taking. We believe our compensation policies and
practices do not create undue risks that are reasonably likely to have a material adverse effect on us.

2025 Notice of Annual Meeting & Proxy Statement	53

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
2024 Summary Compensation Table
The following table shows the compensation for each of the NEOs. The amounts presented below in the “Stock Awards” and
“Option Awards” columns represent the grant date fair value of awards granted to the NEOs and may not reflect the actual value to be realized by each NEO. The actual value realized will not be determined until the time of vesting in the case of stock awards or until option exercise in the case of option awards.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)

Ronald F. Clarke Chief Executive Officer and Chair of the Board of Directors	2024	1,200,000	—	16,550,353	10,268,500	—	32,145	28,050,998
	2023	1,200,000	—	1,440,058	—	—	28,966	2,669,024
	2022	1,176,923	—	—	—	2,776,500	33,575	3,986,998
Tom Panther Former Chief Financial Officer	2024	486,539	—	2,625,471	1,200,005	—	34,139	4,346,154
	2023	261,539	—	1,380,255	1,200,001	—	13,308	2,855,102
Alissa B. Vickery Interim Chief Financial Officer and Chief Accounting Officer	2024	300,000	—	352,467	300,073	—	4,768	957,308
	2023	284,615	—	434,473	—	—	5,010	724,098
	2022	247,115	56,250	250,024	300,009	93,750	3,086	950,235
Armando L. Netto(6) Group President, Brazil and U.S. Vehicle Payments	2024	508,148	—	4,467,527	1,200,005	—	521,508	6,697,188
	2023	503,091	—	2,610,830	1,200,051	—	47,199	4,361,171
	2022	483,780	64,482	1,535,089	2,400,075	226,582	32,779	4,742,787
Alan King(6) Group President, International Vehicle Payments	2024	450,000	—	2,250,404	1,000,020	—	399,459	4,099,883
	2023	450,000	—	2,302,532	1,200,051	—	411,343	4,363,926
	2022	399,089	—	1,535,089	2,400,075	393,986	253,271	4,981,510
(1)Represents the salary earned for the applicable year.
(2)Includes the aggregate grant date fair value for stock awards, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 6 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. For an overview of the features of the 2024 awards, see “Compensation Discussion and Analysis—Key Elements of 2024 Named Executive Officer Compensation
—Equity Incentives.” Grant date fair values for performance-based equity is computed based on the probable outcome of the performance conditions as of the grant date for the award. The grant date fair value of the performance-based equity awards, assuming maximum performance with respect to the applicable performance goals, would be as follows: $21,289,766 for Mr. Clarke; $3,838,651 for Mr. Panther; $416,051 for Ms. Vickery; $3,838,651 for Mr.
Netto; and $3,275,914 for Mr. King.
(3)Represents the aggregate grant date fair value for the stock option awards, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 6 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 and December 31, 2024, respectively. For an overview of the features of the 2024 awards, see “Compensation Discussion and Analysis—Key Elements of
2024 Named Executive Officer Compensation—Equity Incentives.” In 2024, the Company modified the performance-based stock options granted to Mr.
Clarke in 2021 (the “Modified Options”), as described above in “Compensation Discussion and Analysis—2020-2024 CEO Equity Compensation.” The
amount in this column for Mr. Clarke represents the incremental fair value associated with the Modified Options.
(4)Represents the cash amounts earned under the annual incentive award program based on achievement of performance goals under the program.

54	2025 Notice of Annual Meeting & Proxy Statement

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
(5)The following table breaks down the amounts included in the “All Other Compensation” column for 2024:
All Other Compensation

All other Compensation	Health Benefit Premiums ($)	Long-Term Care Premiums ($)	Retirement Plan Contributions ($)	Vehicle Allowance ($)	Life Insurance ($)	Other ($)	Total ($)

Ronald F. Clarke	28,799	2,686	—	—	660	—	32,145
Tom Panther	26,829	2,974	2,476	—	660	1,200(7)	34,139
Alissa B. Vickery	—	—	2,308	—	660	1,800(7)	4,768
Armando L. Netto(6)	27,291	877	3,244	92,815(8)	1,120	396,161(9)	521,508
Alan King(6)	29,924	468	4,500	26,350(8)	660	337,557(10)	399,459
(6)Prior to his relocation to the U.S. in July 2024, Mr. Netto was based in Brazil. For compensation earned by Mr. Netto prior to his relocation, amounts were denominated in Brazilian Real and have been converted to U.S. dollars at an average exchange rate of $1 to R$5.1395 for Jan-July 2024, $1 to R$4.9915 for
2023, and $1 to R$5.1535 for 2022. Compensation earned by Mr. Netto after his relocation was paid in U.S. dollars. Prior to his relocation to the U.S., Mr.
King was based in the U.K. For compensation earned by Mr. King on or prior to October 31, 2022, amounts were denominated in British Pounds Sterling and have been converted to U.S. dollars at an average exchange rate of $1 to £0.8080 for 2022. Compensation earned by Mr. King after October 31, 2022 was paid in U.S. dollars.
(7)Represents parking and technology allowances.
(8)Represents the aggregate of monthly cash vehicle allowances paid to, or on behalf of, each NEO during 2024.
(9)Represents a housing allowance of $326,964, relocation benefits of $67,168, the cost to the Company of a government mandated food benefit of $878, and
$1,151 for the cost of a round trip commercial flight for Mr. Netto’s spouse from the U.S. to Brazil in connection with Mr. Netto’s relocation benefits.
(10)Represents a housing allowance of $279,876, relocation benefits of $20,909, and $36,772 for the cost of a round trip commercial flight for Mr. King’s family from the U.S. to the U.K. in connection with Mr. King's relocation benefits.

2025 Notice of Annual Meeting & Proxy Statement	55

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
2024 Grants of Plan-Based Awards
The following table provides information about awards granted in 2024 to each of the NEOs:

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(1) (#)	All Other Option Awards: Number of Securities Underlying Options(2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)

Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)

Ronald F. Clarke	2/14/2024(5)	—	21,661	43,322	—	—	—	5,900,023
	2/14/2024(6)	—	10,831	21,662	—	—	—	2,950,147
	2/14/2024(7)	—	6,609	13,218	—	—	—	1,800,159
	2/14/2024	—	—	—	21,661	—	—	5,900,023
	10/23/2024	—	—	—	—	—	261.27	10,268,500(4)
Tom Panther	2/14/2024(5)	—	1,469	1,837	—	—	—	400,126
	2/14/2024(6)	—	4,369	6,554	—	—	—	1,190,028
	2/14/2024(6)	—	1,873	2,810	—	—	—	510,168
	2/14/2024(7)	—	1,928	2,314	—	—	—	525,149
	2/14/2024	—	—	—	—	12,517	272.38	1,200,005
Alissa B. Vickery	2/14/2024(5)	—	918	1,148	—	—	—	250,045
	2/14/2024	—	—	—	—	3,130	272.38	300,073
	2/14/2024(7)	—	331	394	—	—	—	90,158
	4/23/2024	—	—	—	40	—	—	12,264
Armando L. Netto	2/14/2024(5)	—	1,469	1,837	—	—	—	400,126
	2/14/2024(6)	—	4,369	6,554	—	—	—	1,190,028
	2/14/2024(6)	—	1,873	2,810	—	—	—	510,168
	2/14/2024(7)	—	1,928	2,748	—	—	—	525,149
	2/14/2024	—	—	—	—	12,517	272.38	1,200,005
	4/3/2024	—	—	—	3,394	—	—	1,072,979
	9/30/2024	—	—	—	2,459	—	—	769,077
Alan King	2/14/2024(5)	—	1,469	1,837	—	—	—	400,126
	2/14/2024(6)	—	3,598	5,397	—	—	—	980,023
	2/14/2024(6)	—	1,542	2,313	—	—	—	420,010
	2/14/2024(7)	—	1,653	2,315	—	—	—	450,244
	2/14/2024	—	—	—	—	10,431	272.38	1,000,020
(1)Represents the number of shares of Time-Based Equity granted in 2024. For information concerning these grants and the vesting terms, see “Compensation
Discussion and Analysis—Key Elements of 2024 Named Executive Officer Compensation—Equity Incentives.”
(2)Represents the number of Time-Based Stock Options granted in 2024. For information concerning these grants and the vesting terms, see “Compensation
Discussion and Analysis—Key Elements of 2024 Named Executive Officer Compensation—Equity Incentives.”
(3)Represents the grant date fair value of Performance-Based Equity, Time-Based Equity, and Stock Option awards granted to each of the NEOs in 2024 computed in accordance with FASB ASC Topic 718, and, as described in footnote 4 below, the incremental fair value of Mr. Clarke’s Modified Options.
Awards with performance conditions are computed based on the probable outcome of the performance condition as of the grant date for the award. There can be no assurance that the grant date fair value of stock and option awards will ever be realized by the NEOs.
(4)Represents the incremental fair value associated with Mr. Clarke’s Modified Options.
(5)Represents the Company Annual Equity Incentive awards granted in 2024. For information concerning these grants, see “Compensation Discussion and
Analysis—Key Elements of 2024 Named Executive Officer Compensation—Performance-Based Equity.”
(6)Represents the Long-Term Equity Incentive awards granted in 2024. For information concerning these grants, see “Compensation Discussion and Analysis
—Key Elements of 2024 Named Executive Officer Compensation—Performance-Based Equity.”
(7)Represents the Annual Bonus Equity Incentive awards granted in 2024. For information concerning these grants, see “Compensation Discussion and
Analysis—Key Elements of 2024 Named Executive Officer Compensation—Performance-Based Equity.”

56	2025 Notice of Annual Meeting & Proxy Statement

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
For information regarding the amount of salary and bonus in proportion to total compensation of our NEOs, see
“Compensation Discussion and Analysis—Components of Compensation and Target Direct Compensation Mix” above. For information regarding the employment agreements and offer letters with our NEOs, see “Potential Payments Upon Termination or Change in Control” below.
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table shows the number of stock options and stock awards held by the NEOs on December 31, 2024:

		OPTION AWARDS				STOCK AWARDS

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)

Ronald F. Clarke	1/20/2016	250,000	—	114.90	1/20/2026	—	—	—	—
	1/25/2017	850,000	—	150.74	1/25/2027	—	—	—	—
	2/14/2024	—	—	—	—	—	—	21,661(5)	7,330,516
	2/14/2024	—	—	—	—	—	—	10,831(7)	3,665,427
	2/14/2024	—	—	—	—	—	—	6,609(4)	2,236,618
	2/14/2024	—	—	—	—	21,661(3)	7,330,516	—	—
Tom Panther	5/2/2023	4,250	12,752	207.09	5/2/2033	—	—	—	—
	5/2/2023	—	—	—	—	2,463(10)	833,528	—	—
	2/14/2024	—	—	—	—	—	—	1,469(5)	497,139
	2/14/2024	—	—	—	—	—	—	4,369(6)	1,478,557
	2/14/2024	—	—	—	—	—	—	1,873(7)	633,861
	2/14/2024	—	—	—	—	—	—	1,928(4)	652,474
	2/14/2024	—	12,517	272.38	2/14/2034	—	—	—	—
Alissa B. Vickery	4/10/2020	4,424	—	224.99	4/10/2030	—	—	—	—
	3/12/2021	—	—	—	—	89(8)	30,119	—	—
	1/24/2022	2,294	2,294	225.45	1/24/2032	—	—	—	—
	1/24/2022	—	—	—	—	278(8)	94,081	—	—
	3/1/2023	—	—	—	—	439(9)	148,566	—	—
	2/14/2024	—	—	—	—	—	—	918(5)	310,670
	2/14/2024	—	3,130	272.38	2/14/2034	—	—	—	—
	2/14/2024	—	—	—	—	—	—	331(4)	112,017

2025 Notice of Annual Meeting & Proxy Statement	57

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION

		OPTION AWARDS				STOCK AWARDS

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)

Armando L. Netto	2/27/2019	20,000	—	231.70	2/27/2029	—	—	—	—
	3/27/2020	513	—	196.18	3/27/2030	—	—	—	—
	1/25/2021	12,349	4,117	261.07	1/25/2031	—	—	—	—
	1/24/2022	9,176	9,176	225.45	1/24/2032	—	—	—	—
	1/24/2022	9,176	9,176	225.45	1/24/2032	—	—	—	—
	1/24/2022	—	—	—	—	2,663(10)	901,212	—	—
	1/23/2023	4,419	13,260	200.41	1/23/2033	—	—	—	—
	3/1/2023	—	—	—	—	5,988(10)	2,026,459	—	—
	2/14/2024	—	—	—	—	—	—	1,469(5)	497,139
	2/14/2024	—	—	—	—	—	—	4,369(6)	1,478,557
	2/14/2024	—	—	—	—	—	—	1,873(7)	633,861
	2/14/2024	—	—	—	—	—	—	1,928(4)	652,474
	2/14/2024	—	12,517	272.38	2/14/2034	—	—	—	—
	4/3/2024	—	—	—	—	3,394(3)	1,148,597	—	—
	9/30/2024	—	—	—	—	2,459(3)	832,175	—	—
Alan King	2/27/2019	9,600	—	231.70	2/27/2029	—	—	—	—
	3/27/2020	20,886	—	196.18	3/27/2030	—	—	—	—
	1/25/2021	10,291	3,431	261.07	1/25/2031	—	—	—	—
	1/24/2022	9,176	9,176	225.45	1/24/2032	—	—	—	—
	1/24/2022	9,176	9,176	225.45	1/24/2032	—	—	—	—
	1/24/2022	—	—	—	—	2,663(10)	901,212	—	—
	1/23/2023	4,419	13,260	200.41	1/23/2033	—	—	—	—
	3/1/2023	—	—	—	—	3,393(10)	1,148,259	—	—
	2/14/2024	—	—	—	—	—	—	1,469(5)	497,139
	2/14/2024	—	—	—	—	—	—	3,598(6)	1,217,635
	2/14/2024	—	—	—	—	—	—	1,542(7)	521,844
	2/14/2024	—	—	—	—	—	—	1,653(4)	559,408
	2/14/2024	—	10,431	272.38	2/14/2034	—	—	—	—
(1)Stock options in these columns generally vest in substantially equal installments on each of the first four anniversaries of the grant date.
(2)Market value is calculated using $338.42, the Company’s closing stock price on December 31, 2024 (the last trading day of 2024).
(3)Represents Time-Based Equity granted during 2024 that vests in equal installments on the first three anniversaries of the grant date for Mr. Clarke and on the one-year anniversary of each grant date for Mr. Netto.

58	2025 Notice of Annual Meeting & Proxy Statement

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
(4)Represents Annual Bonus Equity Incentives unvested and unearned at December 31, 2024, where performance targets are based on achieving financial or other performance goals for the period ending December 31, 2024. The earned portion of the award generally pays out after certification of the performance goals. The awards are reported based on the target performance level. For information regarding the portion of the awards actually earned after the compensation committee’s certification of the performance goals, see “Compensation Discussion and Analysis—Key Elements of 2024 Named Executive
Officer Compensation—2024 Performance-Based Equity Goals and Payout Results.”
(5)Represents Company Annual Equity Incentives unvested and unearned at December 31, 2024, where performance targets are based on Adjusted EPS-
COMP achievement for the period ending December 31, 2024. The earned portion of the award generally pays out after certification of the performance goals, except that the earned portion of Mr. Clarke’s 2024 Company Annual Equity Incentive vests in equal installments on the first three anniversaries of the grant date, and Ms. Vickery’s 2024 Company Annual Equity Incentive vests as to 5/8 of the award on the first anniversary of the grant date, and as to 3/8 of the award on the second anniversary of the grant date. The awards are reported based on the target performance level. For information regarding the portion of the awards actually earned after the compensation committee’s certification of the performance goals, see “Compensation Discussion and Analysis—Key
Elements of 2024 Named Executive Officer Compensation—Company Annual Equity Incentives.”
(6)Represents Long-Term Equity Incentives unvested and unearned at December 31, 2024, where performance targets are based on achieving Company-wide or business unit performance goals. These awards were subject to a one-year performance period ending on December 31, 2024, and the earned portions of the awards vest in equal installments on the first three anniversaries of the grant date. The awards are reported based on the target performance level. For information regarding the portion of the awards actually earned after the compensation committee’s certification of the performance goals, see
“Compensation Discussion and Analysis—Key Elements of 2024 Named Executive Officer Compensation—2024 Performance-Based Equity Goals and
Payout Results.”
(7)Represents Long-Term Equity Incentives unvested and unearned at December 31, 2024, where performance targets are based on achieving Company-wide or business unit performance goals. These awards are subject to a three-year performance period ending on December 31, 2026, and the earned portions of the awards cliff-vest on the third anniversary of the grant date. The awards are reported based on the target performance level.
(8)Represents the unvested portion of Performance Share awards granted in 2021 and 2022 that were earned based on 2021 and 2022 performance, respectively. Ms. Vickery’s earned 2021 and 2022 Performance Shares are 5/8 vested on the first anniversary of the grant date, and 1/8 vested on each of the second, third and fourth anniversaries of the grant date.
(9)Represents the unvested portion of Performance Share award granted in 2023 that was earned based on 2023 performance, and which was vested as to 5/8 of the earned award on the first anniversary of the grant date and as to the remaining 3/8 of the earned award on the second anniversary of the grant date.
(10)For Mr. Panther, amounts in this column represent the unvested portion of performance-based equity awards granted in 2023 that were earned based on
2023 performance, and for Mr. King and Mr. Netto, amounts in this column represent the unvested portion of performance-based equity awards granted in
2022 and 2023 that were earned based on 2022 performance and 2023 performance, respectively, and which vest in substantially equal installments on the first three anniversaries of the grant date.
2024 Option Exercises and Stock Vested
The following table shows the number of stock options exercised and stock vested in 2024 for each of the NEOs:

	OPTION AWARDS		STOCK AWARDS

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Ronald F. Clarke	1,575,000	$236,600,700	6,745	$1,883,676
Tom Panther	—	—	3,551	$973,216
Alissa B. Vickery	23,276	$2,904,015	1,627	$459,178
Armando L. Netto	118,675	$20,447,724	13,848	$3,896,897
Alan King	26,272	$5,859,739	10,716	$3,016,944
(1)Value realized with respect to (i) option awards is the excess of the price of our common stock on the New York Stock Exchange at the time of exercise over the exercise price and (ii) stock awards is the closing price of our common stock on the New York Stock Exchange on the business day prior to the vesting date. There is no guarantee the NEOs actually received or will receive the value indicated upon the ultimate disposition of the underlying shares of common stock.

2025 Notice of Annual Meeting & Proxy Statement	59

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
Potential Payments Upon Termination or Change in Control
Employment Agreements, Severance and Change of Control Benefits
Ronald F. Clarke
èWe entered into an employment agreement with Mr.
Clarke in 2010, the key terms of which are:
èThe agreement term automatically renews for
successive one-year periods unless we provide notice at
least 30 days prior to the expiration date.
èMr. Clarke is entitled to an annual base salary of at least
$687,500.
èIf we terminate Mr. Clarke’s employment other than for
“cause” (as defined below), including through non-
renewal of the agreement, Mr. Clarke will receive (1)
cash severance payments, in equal monthly installments
over 12 months, in an amount equal to 150% of his
then-current annual base salary plus any accrued and
unpaid vacation, (2) payment of his health insurance
premiums for coverage under COBRA in amounts equal
to those made immediately prior to his termination until,
at his election, the earlier of the expiration of the
severance period or his commencement of employment
with another employer and (3) continuation of coverage
during the severance period under our life and disability
insurance plans, if permitted by the terms of the plans.
èThe employment agreement includes customary non-
competition and non-solicitation provisions that apply
during his employment with the Company and for one
year thereafter, as well as customary confidentiality and
intellectual property provisions and a mutual non-
disparagement provision.
“Cause” is defined, in general, to mean: Mr. Clarke’s (1)
failure to render services to us, (2) commission of an act of disloyalty, gross negligence, dishonesty or breach of
fiduciary duty, (3) material breach of the agreement, (4)
commission of any crime or act of fraud or embezzlement,
(5) misappropriation of our assets, (6) violation of material policies, (7) commission of acts generating material adverse publicity toward us, (8) commission or conviction of a felony, or (9) death or inability due to disability to perform his
essential job functions for a period of three consecutive
months.
“Good reason” is defined to mean, following a change in
control, and without Mr. Clarke’s written consent: (1) a
significant diminution in the nature and scope of his authority, duties or responsibilities; (2) a reduction in his annual base salary or total compensation and benefits in the amount of
10% or more; (3) his principal place of employment is
relocated to a place that is more than 25 miles from the prior principal place of employment; or (4) he is required to be
away from his office 25% more than was required prior to the change in control.
“Change in control” for purposes of Mr. Clarke’s employment
agreement generally has the meaning given to such term in
our 2010 Equity Compensation Plan (the “2010 Plan”), which
generally means any of the following: (1) the sale by the
Company of all or substantially all of its assets or the
consummation by the Company of any merger,
consolidation, reorganization, or business combination with
any person that results in a substantial change in ownership or leadership, as further described in the definition; (2) the acquisition directly or indirectly by any person or group of beneficial ownership of securities entitled to vote generally in the election of directors of the Company that represent 30%
or more of the combined voting power of the Company’s
then-outstanding voting securities, subject to certain
exceptions as described in the definition; (3) turnover of a majority of the Board, subject to certain exceptions; and (4)
the approval by the Company’s shareholders of a liquidation
or dissolution of the Company, subject to certain exceptions.

60	2025 Notice of Annual Meeting & Proxy Statement

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
Other NEOs
We provided offer letters to Messrs. Netto, King, and Panther in connection with their hiring or promotion. As a matter of policy, if any of our NEOs, other than Mr. Clarke, is
terminated by us for any reason other than for cause, we will
(1) pay cash severance in the amount of one year of
continuation of their then-current base salary and (2) provide health benefits for one year, each upon execution of a
general release. If such termination occurs due to a change
in control, we will also pay his or her annual bonus for the year of termination at the target level.
Equity Awards
Our NEOs also have rights under outstanding equity awards,
which will accelerate as follows: (1) if there is a change in control and (a) the award is not continued in full force and effect or there is no assumption or substitution of the award
(as described in the applicable award agreement) in
connection with such change in control or (b) the NEO is
terminated without cause (as defined in the 2010 Plan) or
resigns for good reason (as defined in the 2010 Plan) within two years following the change in control, unvested equity
awards will accelerate (a “double trigger”); (2) in the event of retirement, death or disability, other than for Mr. Clarke, all unvested equity awards that are scheduled to vest in the
year in which the retirement, death or disability occurs will vest (with the remainder being forfeited).

2025 Notice of Annual Meeting & Proxy Statement	61

06. 2024 NAMED EXECUTIVE OFFICER COMPENSATION
Quantification of Potential Payments
The following table shows the potential payments to the NEOs upon a termination of employment in various circumstances, including in connection with a change in control. In preparing the table, we assumed the triggering event occurred on
December 31, 2024.

Name	Severance Amount(1) ($)	Accelerated Vesting of Equity Awards(2) ($)	Benefits(3) ($)	Total ($)

Ronald F. Clarke
Termination without cause	1,800,000	—	28,799	1,828,799
Termination for good reason or termination without cause following a change in control	1,800,000	20,563,076	28,799	22,391,875
Change in control	—	—	—	—
Death or disability/Retirement	—	—	—	—
Tom Panther
Termination without cause	525,000	—	26,829	551,829
Termination without cause following a change in control	525,000	6,596,902	26,829	7,148,731
Termination for good reason following a change in control	—	6,596,902	—	6,596,902
Change in control	—	—	—	—
Death or disability/Retirement	—	2,897,515	—	2,897,515
Alissa B. Vickery(4)
Termination without cause	300,000	—	—	300,000
Termination without cause following a change in control	300,000	1,161,311	—	1,461,311
Termination for good reason following a change in control	—	1,161,311	—	1,161,311
Change in control	—	—	—	—
Death or disability/Retirement	—	713,216	—	713,216
Armando L. Netto(5)
Termination without cause	550,000	—	27,291	577,291
Termination without cause following a change in control	550,000	13,218,785	27,291	13,796,076
Termination for good reason following a change in control	—	13,218,785	—	13,218,785
Change in control	—	—	—	—
Death or disability/Retirement	—	7,071,012	—	7,071,012
Alan King
Termination without cause	450,000	—	29,924	479,924
Termination without cause following a change in control	450,000	9,702,987	29,924	10,182,911
Termination for good reason following a change in control	—	9,702,987	—	9,702,987
Change in control	—	—	—	—
Death or disability/Retirement	—	4,822,666	—	4,822,666
(1)For Mr. Clarke, represents 150% of his then-current annual base salary and any accrued vacation. For Mr. Panther, Ms. Vickery, Mr. Netto and Mr. King,
represents one year of their then-current annual base salary.
(2)Under our 2010 Plan and the stock option, restricted share and restricted stock unit agreements with each named executive officer, all awards are subject to double trigger vesting in the event of a change in control. The treatment of such awards in the event of certain other terminations of employment is described above under the heading “Equity Incentives.” The value shown above with respect to a change in control represents the value of the unvested options, restricted shares and restricted stock units held by the named executive officers at December 31, 2024, assuming a value of $338.42 per share, the closing price of our common stock on the New York Stock Exchange on December 31, 2024, for which vesting would be accelerated. The value shown above with respect to death, disability and retirement represents the value of the portion of the awards that are scheduled to vest in the year in which the retirement, death or disability occurs, which portion would vest upon such events. For options with an exercise price above the closing price of our common stock on
December 31, 2024, accelerated vesting value was assumed as zero.
(3)Represents payment of medical, dental and vision benefits for 12 months.
(4)The Company does not hold an offer letter or other individual agreement with Ms. Vickery. For purposes of this disclosure, we have assumed that Ms.
Vickery would receive cash severance compensation similar to other non-CEO NEOs.
(5)Prior to his relocation to the U.S. in July 2024, Mr. Netto was based in Brazil. For compensation earned by Mr. Netto prior to his relocation, amounts were denominated in Brazilian Real and have been converted to U.S. dollars at an average exchange rate of $1 to R$5.1395 for Jan-July 2024.

62	2025 Notice of Annual Meeting & Proxy Statement

07. EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information, as of December 31, 2024, with respect to 2010 Plan, which is our only equity compensation plan under which common shares are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)

	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	3,220,573	$191.97	3,704,175
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	3,220,573	$191.97	3,704,175
(1)Includes performance-based awards assuming the maximum level of performance, which may overstate the dilution associated with such awards.
(2)The weighted-average exercise price relates to outstanding stock options only. The Company’s other equity awards have no exercise price.
(3)All of the shares available under the 2010 Plan may be issued for awards other than options, warrants or rights, such as restricted stock.

08. COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed
with management the Compensation Discussion and
Analysis provided above. Based on its review and
discussions, the compensation committee recommended to
the Board that the Compensation Discussion and Analysis
be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation Committee
èJoseph W. Farrelly (Chair)
èAnnabelle Bexiga
èThomas M. Hagerty
èHala G. Moddelmog
èSteven T. Stull
09. COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
None of our executive officers currently serves on the
compensation committee or board of directors of any other
company of which any member or proposed member of our
compensation committee is an executive officer.

2025 Notice of Annual Meeting & Proxy Statement	63

10. CEO PAY RATIO
As required by item 402(u) of Regulation S-K, the
compensation committee reviewed a comparison of our
CEO’s annual total compensation in fiscal year 2024 to that
of all other Company employees for the same period. We
identified our median employee by determining December
2024 pay (which was our consistently applied compensation
measure for purposes of this disclosure) for all of our
employees (as defined for purposes Item 402(u) of
Regulation S-K), excluding our CEO, who were employed by
us on December 31, 2024. For this purpose, the total pay for each employee was determined by calculating such
employee’s total December 2024 compensation using the
same categories of compensation that are required to be
included in the Summary Compensation Table. We then
annualized that total for each employee, but did not
annualize the compensation for temporary or seasonal
employees or make full-time equivalent adjustments. We did
not make any cost-of-living adjustments when identifying our median employee. We applied a foreign currency to U.S.
dollar exchange rate to the compensation paid in foreign
currency based on rates as of December 31, 2024.
The annual total compensation for fiscal year 2024 for our
CEO was $28,050,998, as set forth in the 2024 Summary
Compensation Table above, and for our median employee it
was $50,277, making the resulting ratio approximately 558 to
1. This was calculated, in a manner consistent with Item
402(u) of SEC Regulation S-K, based on our payroll and
employment records. The SEC rules for identifying the
“median employee” and calculating the pay ratio based on
that employee’s annual total compensation allow reporting
companies to adopt a variety of methodologies, and to make
reasonable estimates and assumptions that reflect their
compensation practices. As such, the pay ratios reported by
other companies may not be comparable to the pay ratio set
forth above, as other companies may have different
employment and compensation practices and may utilize
different methodologies, exclusions, estimates and
assumptions in calculating their own pay ratios.
Approximately 62% of our employees are located outside of
the U.S., in several different countries. In several of these countries the cost of living is much lower than in the U.S., as is employee compensation. In light of this, we also
conducted a review of compensation for our employees
located only in the U.S. We included all such employees,
and calculated the median of such employees using the
same definitions and methodology as described above with
respect to our full employee group. We determined that the
annual total compensation of the median compensated U.S.-
based employee, other than our CEO, was $80,345. The
ratio of our CEO’s annual total compensation to that of such
U.S.-based employee was approximately 349 to 1.
11. PAY VERSUS PERFORMANCE DISCLOSURE
As required by the pay versus performance rules adopted by
the SEC (“PVP Rules”), the below Pay Versus Performance
table (“PVP Table”) provides information about compensation
for this Proxy Statement’s NEOs, as well as NEOs from our
2023, 2022, 2021, and 2020 Proxy Statements (each of
2020, 2021, 2022, 2023, and 2024, a “Covered Year”). The
PVP Table also provides information about the results for
certain financial performance measures during those same
Covered Years. In reviewing this information, there are a few important things to consider:
èThe information in columns (b) and (d) comes directly
from this and prior years’ Summary Compensation
Tables, without adjustment;
èAs required by the PVP Rules, we describe the
information in columns (c) and (e) as “compensation
actually paid” (or “CAP”) to the applicable NEOs, but
these CAP amounts do not entirely reflect compensation
that our NEOs actually earned for their service in the
Covered Years. Instead, CAP reflects a calculation
involving a combination of realized pay (primarily for
cash amounts) and realizable or accrued pay (primarily
for pension benefits and equity awards); and
èAs required by the PVP Rules, we provide information
about our total shareholder return (“TSR”) results, PVP
Peer Group (as defined below) TSR results and U.S.
GAAP net income results (the “External Measures”)
during the Covered Years in the PVP Table, but we did
not actually base any compensation decisions for the
NEOs on, or link any NEO pay to, these particular
External Measures because the External Measures
were not metrics used in our incentive plans during the
Covered Years.
Due to the use of the Adjusted EPS-COMP in our Company
Annual Equity Incentives, the Company has determined that,
pursuant to the PVP Rules, Adjusted EPS-COMP should be
designated as the “Company-Selected Measure” because
we believe it is the most important financial measure that we used to link 2024 NEO pay to our performance.

64	2025 Notice of Annual Meeting & Proxy Statement

11. PAY VERSUS PERFORMANCE DISCLOSURE
Pay Versus Performance Table(1)

			Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:

Year	Summary Compensation Table (“SCT”) Total for PEO ($)	Compensation Actually Paid to PEO(2) ($)			Total Shareholder Return(3) ($)	Peer Group Total Shareholder Return(4) ($)	Net Income(5) ($ in millions)	Company- Selected Measure: Adjusted EPS-COMP(6) ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2024	28,050,998	48,357,542	4,025,133	5,546,679	117.62	164.12	1,004	19.49
2023	2,669,024	21,140,906	3,076,074	5,914,216	98.22	149.36	982	17.18
2022	3,986,998	(24,347,434)	3,883,399	208,386	63.84	98.20	954	15.54
2021	57,923,473	31,186,881	4,524,830	2,515,971	77.80	118.74	839	12.66
2020	1,311,225	(325,275)	2,179,759	2,244,485	94.82	124.60	704	5.78
(1)Mr. Clarke was our principal executive officer (“PEO”) for the full year for each of 2024, 2023, 2022, 2021 and 2020. For 2024 and 2023, our non-PEO NEOs
were Mr. Panther, Ms. Vickery, Mr. Netto, and Mr. King. For 2022, our non-PEO NEOs were Ms. Vickery, Charles Freund, Mr. Netto, Mr. King, Alexey
Gavrilenya and John Coughlin. For 2021, our non-PEO NEOs were Mr. Freund, Mr. Coughlin, Mr. Gavrilenya, and Mr. Netto. For 2020, our non-PEO NEOs
were Mr. Freund, Eric Dey, Mr. Coughlin, Mr. Gavrilenya, and Mr. Netto.
(2)For each of Covered Year, in determining both the CAP to our PEO and the average CAP to our non-PEO NEOs for purposes of this PVP Table, we deducted from or added back to the total amounts of compensation reported in column (b) or column (d) (as applicable) for such Covered Year certain amounts, including the following amounts for 2024:

Item and Value Added (Deducted)	2024

For Mr. Clarke: Summary Compensation Table Total:	$28,050,998

- change in actuarial present value of pension benefits	—
+ service cost of pension benefits	—
+ prior service cost of pension benefits	—
- SCT “Stock Awards” column value	($16,550,353)
- SCT “Option Awards” column value	($10,268,500)
+ year-end fair value of outstanding equity awards granted in Covered Year that were outstanding as of Covered Year-end	$20,922,646
+/- change in fair value (from prior year-end to Covered Year-end) of outstanding equity awards granted in prior years that were outstanding as of Covered Year-end	—
+ vesting date fair value of equity awards granted and vested in Covered Year	—
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	$26,202,751
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings on equity awards during Covered Year	—
Compensation Actually Paid:	$48,357,542

2025 Notice of Annual Meeting & Proxy Statement	65

11. PAY VERSUS PERFORMANCE DISCLOSURE

For Non-PEO NEOs (Average): Summary Compensation Table Total:	$4,025,133

- change in actuarial present value of pension benefits	—
+ service cost of pension benefits	—
+ prior service cost of pension benefits	—
- SCT “Stock Awards” column value	($2,423,967)
- SCT “Option Awards” column value	($925,026)
+ year-end fair value of outstanding equity awards granted in Covered Year that were outstanding as of Covered Year-end	$3,733,833
+/- change in fair value (from prior year-end to Covered Year-end) of outstanding equity awards granted in prior years that were outstanding as of Covered Year-end	$1,113,450
+ vesting date fair value of equity awards granted and vested in Covered Year	$3,066
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	$20,190
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings on equity awards during Covered Year	—
Compensation Actually Paid:	$5,546,679
(3)For each Covered Year, our TSR was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, par value
$0.001 per share, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on the
NYSE on December 31, 2019 through and including the last day of the fiscal year covered (each one-year, two-year, three-year, four-year, and five-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered Year-end values of such investment as of the end of 2024, 2023, 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4)For purposes of this pay versus performance disclosure, our peer group is the S&P 500® Data Processing & Outsourced Services Sub Industry Index (the
“PVP Peer Group”). For each Covered Year, our peer group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment, in the PVP Peer Group.
(5)Net income is calculated in accordance with United States Generally Accepted Accounting Principles.
(6)Adjusted EPS-COMP is Adjusted EPS (or adjusted net income per diluted share), calculated as set forth on Appendix A, further adjusted to exclude the impact of (a) the macro-environment (including foreign exchange rates, fuel prices, tax rates, fuel price spreads and interest rate fluctuations), and (b)
acquisitions and divestitures.

66	2025 Notice of Annual Meeting & Proxy Statement

11. PAY VERSUS PERFORMANCE DISCLOSURE
The charts to the right provide, across the Covered Years,
(1) a comparison between our cumulative TSR and the
cumulative TSR of the PVP Peer Group, and (2) illustrations
of the relationships between (A) the CAP to the PEO and the
average CAP to our non-PEO NEOs (in each case as set
forth in the PVP Table above) and (B) each of the
performance measures set forth in columns (f), (h) and (i) of the PVP Table above.
For a discussion of how our compensation committee
assessed “pay-for-performance” and how our executive
compensation program is designed to link executive
compensation with the achievement of our financial and
strategic objectives as well as stockholder value creation
each year, see the “Compensation Discussion and Analysis”
section in this Proxy Statement.
The following table lists the financial performance measures that we believe represent the most important financial
performance measures we used to link CAP to our NEOs for
2024 to our performance:

Most Important Financial Performance Measures
Adjusted EPS-COMP
GAAP Revenue, as adjusted
Stock Price
TSR and Peer TSR vs. Compensation Actually Paid

COMPENSATION ACTUALLY PAID ($M)
TSR
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$—
$(10.00)
$(20.00)
$(30.00)
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$(0.33)
$2.24
$31.19
$2.52
$(24.35)
$0.21
$21.14
$5.91
$48.36
$5.55
2020
2021
2022
2023
2024
PEO CAP ($M)
Average NEO CAP ($M)
S&P 500 DP & OS
Corpay

Net Income vs. Compensation Actually Paid

COMPENSATION ACTUALLY PAID ($M)
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$—
$(10.00)
$(20.00)
$(30.00)
Net Income ($M)
$1,050.00
$1,000.00
$950.00
$900.00
$850.00
$800.00
$750.00
$700.00
$(0.33)
$2.24
$31.19
$2.52
$(24.35)
$0.21
$21.14
$5.91
$48.36
$5.55
2020
2021
2022
2023
2024
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($M)

Adjusted EPS-COMP vs. Compensation Actually Paid

COMPENSATION ACTUALLY PAID ($M)
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$—
$(10.00)
$(20.00)
$(30.00)
$25.00
$20.00
$15.00
$10.00
$5.00
$—
Adjusted EPS-COMP
$(0.33)
$2.24
$31.19
$2.52
$(24.35)
$0.21
$21.14
$5.91
$48.36
$5.55
2020
2021
2022
2023
2024
PEO CAP ($M)
Average NEO CAP ($M)
Adjusted EPS-COMP

2025 Notice of Annual Meeting & Proxy Statement	67

12. CERTAIN RELATIONSHIPS AND
RELATED-PARTY TRANSACTIONS
Our audit committee is responsible for reviewing and
approving transactions with the Company involving $120,000
or more in any calendar year, and in which certain related
persons have a direct or indirect material interest. A related person is: (1) any of our directors, nominees for director or executive officers, (2) any immediate family member of a
director, nominee for director or executive officer, and (3) any person, and his or her immediate family members, or entity
that was a beneficial owner of 5% or more of any of our
outstanding equity securities at the time the transaction
occurred or existed. The policy does not apply to
compensation and benefits subject to compensation
committee approval, transactions below certain dollar
thresholds in which the related party’s interest is indirect and other specified transactions. Our policy is published on our website at https://investor.corpay.com.
13. DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act of 1934 requires our
directors, executive officers, and persons who own more
than 10% of our common shares to file reports of their
ownership and changes in ownership of our common shares
with the SEC. Our employees prepare these reports for our
directors and executive officers who request it on the basis of information obtained from them and from our records.
Based on information available to us during fiscal year 2024, and representations made to us by the reporting persons, we
believe that all reports were made in a timely manner other
than one report for Messrs. Panther and Sloan, and two
reports for Messrs. Clarke, Netto and King and Ms. Vickery,
all of which were filed late due to administrative error.
14. FIVE YEAR STOCK PERFORMANCE GRAPH
The graph assumes $100 invested on December 31, 2019,
at the closing per share price of our common shares on that
day ($287.72) through December 31, 2024, and compares
(a) the percentage change of our cumulative total
shareholder return on the common shares (as measured by
dividing (i) the difference between our share price at the end and the beginning of the period presented by (ii) the share
price at the beginning of the periods presented) with (b) (i)
the Russell 2000 Index, (ii) the S&P 500® Data Processing &
Outsourced Services Index and (iii) the S&P 500® Index.

$200.00
$100.00
$—
2019
2020
2021
2022
2023
2024
Corpay
Russell 2000 Index
S&P 500® Data Processing & Outsourced Services Index
S&P 500® Index

Corpay
Russell 2000 Index
S&P 500® Data Processing & Outsourced Services Index
S&P 500® Index

68	2025 Notice of Annual Meeting & Proxy Statement

15. AUDIT COMMITTEE REPORT
Our audit committee operates under a written charter
adopted by the Board. It is available on our website at
https://investor.corpay.com under Corporate Governance.
The audit committee reviews the charter annually.
The Board reviews annually the NYSE’s listing standards
definition of independence for audit committee members to
determine that each member of the audit committee meets
the standards. The Board has determined that Mr. Macchia
and Mr. Throop are “audit committee financial experts” as
defined by SEC rules.
The Board has the ultimate authority for effective corporate governance, including oversight of management. The audit
committee assists the Board in fulfilling its responsibilities by overseeing the Company’s accounting and financial
reporting processes, the audits of the Company’s
consolidated financial statements and internal control over
financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as
the Company’s independent auditor, and the performance of
the Company’s internal audit function.
The audit committee relies on the expertise and knowledge
of management, the internal audit function and the
independent auditor in carrying out its oversight
responsibilities. Management is responsible for the
preparation, presentation, and integrity of the Company’s
consolidated financial statements, accounting and financial
reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure
compliance with accounting standards, applicable laws and
regulations. Management is responsible for objectively
reviewing and evaluating the adequacy, effectiveness and
quality of the Company’s system of internal control. Ernst &
Young LLP (“EY”), our independent auditor, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of
those financial statements with GAAP. The independent
auditor also is responsible for expressing an opinion on the effectiveness of our internal control over financial reporting.
The audit committee met seven times during 2024. In
connection with the audit of our consolidated financial
statements for the year ended December 31, 2024, the audit
committee, among other actions:
èReviewed and discussed the Company’s earnings press
release, consolidated financial statements and its
annual report on Form 10-K, with management and the
independent auditor
èReviewed with management and the independent
auditor management’s assessment of the effectiveness
of our internal control over financial reporting
èReviewed with the independent auditor and
management, the audit scope of the independent
auditor
èInquired about significant risks, reviewed the Company’s
policies for risk assessment and risk management and
assessed the steps management is taking to control
these risks, and
èMet in executive session with the independent auditor
The audit committee has reviewed and discussed with
management and the independent auditor our 2024 audited
consolidated financial statements, and the independent
auditor’s report on those financial statements. Management
represented to the audit committee that the Company’s
financial statements were prepared in accordance with
GAAP. Ernst & Young LLP presented the matters required to
be discussed with the audit committee by Public Company
Accounting Oversight Board (United States) Audit Standard
AU Section 380 Communications with Audit Committees and
Rule 2-07 of SEC Regulation S-X. This review included a
discussion with management and the independent auditor of
the quality (not merely the acceptability) of the Company’s
accounting principles, the reasonableness of significant
estimates and judgments and the disclosures in the
Company’s consolidated financial statements and related
footnotes, including the disclosures relating to critical
accounting policies.

2025 Notice of Annual Meeting & Proxy Statement	69

15. AUDIT COMMITTEE REPORT
The audit committee recognizes the importance of
maintaining the independence of the Company’s
independent auditor, both in fact and appearance. EY has
audited the Company’s consolidated financial statements
annually since it was first appointed in 2002. Consistent with its charter, the audit committee, along with the Company
management and internal auditors, reviewed EY’s
performance as part of the audit committee’s consideration
of whether to reappoint the firm as our independent auditors.
As part of this review of EY, the audit committee considered independence and objectivity, quality of service, evaluations by our management and internal auditors, the quality and
candor of communications with the audit committee and
management, the length of time the audit firm has served as
our independent auditors, the fees for audit and non-audit
services, capability and expertise in the financial services industry and in handling the breadth and complexity of our
worldwide operations, the audit approach, and size and
reputation. As part of its auditor engagement process, the
audit committee considers whether to rotate the independent
audit firm, and periodically solicits competitive bids for the independent auditor engagement to help ensure the
competitiveness of the independent auditor with respect to
each of the factors set forth above.
The audit committee also evaluates the selection of the lead audit partner, including their qualifications and performance, most recently appointing the current lead partner in 2024.
The process involved consultation with EY and meetings
with several candidates, and facilitated involvement of the
incoming lead partner in various 2023 meetings to provide
an orderly transition in 2024.
Based on the criteria described above, the audit committee
recommended to the Board that the audited consolidated
financial statements be included in the Company’s Annual
Report on Form 10-K for the year ended December 31,
2024, for filing with the SEC. Also, based on the criteria
described above, the audit committee has selected Ernst &
Young LLP as the independent registered public accounting
firm for fiscal year 2025 subject to shareholder ratification.
The Board is recommending that shareholders ratify this
selection at the annual meeting.
Audit Committee
èRichard Macchia (Chair)
èArchie Jones, Jr.
èGerald Throop

70	2025 Notice of Annual Meeting & Proxy Statement

16. AUDIT MATTERS
Fees Billed by Ernst & Young LLP
The following table presents fees for professional audit
services rendered by Ernst & Young LLP for the audit of our
annual financial statements for the years ended December
31, 2024 and 2023, and fees billed for other services
rendered by Ernst & Young LLP during those periods.

Year Ended December 31 (in $)

	2024	2023
Audit Fees	10,073,000	11,272,000
Audit Related Fees	1,458,000	1,082,000
Tax Fees	748,000	860,000
All Other Fees	4,000	4,000
Total	12,283,000	13,218,000
Audit Fees
These amounts represent fees for professional services for
the audit of our annual consolidated financial statements and the services that an independent auditor would customarily
provide in connection with subsidiary audits, statutory
requirements, regulatory filings and similar engagements for the fiscal year, such as comfort letters, attest services,
consents and assistance with review of documents filed with
the SEC, as applicable.
Audit Fees also include advice on accounting matters that
arose in connection with or as a result of the audit or the
review of periodic consolidated financial statements and
statutory audits that non-U.S. jurisdictions require.
Audit Related Fees
Audit related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. This
category may include fees related to the performance of
audits and attest services not required by statute or
regulations, audits of our employee benefit plans, due
diligence related to mergers, acquisitions, and investments, additional revenue and license compliance procedures
related to performance of the review or audit of our financial statements, and accounting consultations about the
application of GAAP to proposed transactions.
Tax Fees and All Other Fees
Fees and expenses paid to our Ernst & Young LLP for tax
compliance, planning and advice. The audit committee has
concluded the provision of the non-audit services listed
above is compatible with maintaining the independence of
Ernst & Young LLP. None of the services related to the fees
described above was approved pursuant to the waiver of
pre-approval provisions set forth in the SEC rules.
Policy on Audit Committee Pre-Approval of
Audit and Permissible Non-Audit Services of
Independent Auditor
The audit committee has established a policy for pre-
approval of audit and permissible non-audit services
provided by the independent auditor and is responsible for
fee negotiations with the independent auditor. Each year, the audit committee approves the terms on which the
independent auditor is engaged for the ensuing fiscal year.
At least quarterly, the committee will review and, if
appropriate, pre-approve services to be performed by the
independent auditor, review a report summarizing fiscal year-
to-date services provided by the independent auditor, and
review an updated projection of the fiscal year’s estimated
fees. The audit committee, as permitted by its pre-approval
policy, from time to time delegates the approval of certain
permitted services or classes of services to a member of the committee. The committee will then review the delegate’s
approval decisions each quarter. Independent auditor fees
are evaluated based on the scope of the proposed work, the
overall hours and fees and a reconciliation of overall hours and fees from one year to the next, reasonable and
customary fees in the industry, periodic competitive bids,
expected increases and decreases based on changes in the
Company’s business and other changes such as new
acquisitions, expected decrease in hours in the second and
subsequent years of ownership of an acquired company, and
expected impact of any new processes.

2025 Notice of Annual Meeting & Proxy Statement	71

17. PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of eleven
members. Except for our CEO, all of our directors are
independent under the NYSE rules.
Each of our directors—Steven T. Stull, Annabelle Bexiga,
Ronald F. Clarke, Joseph W. Farrelly, Rahul Gupta, Thomas
M. Hagerty, Archie L. Jones, Richard Macchia, Hala G.
Moddelmog, Jeffrey S. Sloan and Gerald Throop—will stand
for election to the Board for a one-year term. If elected, each director nominee will hold office until the next annual meeting and until his or her successor is elected and qualified, or until their earlier resignation, removal or other termination of
service. The accompanying proxy will be voted in favor of
each individual to serve as a director unless the shareholder indicates to the contrary on the proxy. The Board expects
that each of the nominees will be available to serve, but if any of them is unable to serve at the time the election
occurs, the Board may, by resolution, provide for a lesser
number of directors or designate a substitute nominee.
Our Board of Directors recommends that you vote
“FOR” each of the director nominees named above.

18. PROPOSAL 2: RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL YEAR 2025
The audit committee of the Board has selected Ernst &
Young LLP as the independent registered public accounting
firm for fiscal year 2025. Shareholder ratification of the
appointment is not legally required but the audit committee
has decided to request that the shareholders ratify the
appointment. A representative of Ernst & Young LLP will be
present at the annual meeting to answer appropriate
questions from shareholders and will have the opportunity to make a statement on behalf of the firm, if desired.
If this proposal is not approved by our shareholders at the
annual meeting, the audit committee will reconsider its
selection of Ernst & Young LLP. Even if the selection is
ratified, the audit committee may, in its discretion, select a different registered public accounting firm at any point during the year if it determines that making a change would be in
the best interests of the Company and our shareholders.
Our Board of Directors recommends that you vote
“FOR” the ratification of Ernst & Young LLP as our
independent registered public accounting firm for 2025.

19. PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Our Board and our shareholders have determined to hold an
advisory vote on executive compensation, as required
pursuant to Section 14A of the Exchange Act, every year.
Accordingly, we are asking shareholders to vote to approve
the 2024 compensation of our named executive officers as
such compensation is disclosed pursuant to Item 402 of the
SEC’s Regulation S-K, including the Compensation
Discussion and Analysis, the compensation tables, and other
narrative compensation disclosures required by Item 402.
This Proxy Statement contains all of these required
disclosures. The following resolution is submitted:
RESOLVED, that the compensation paid to our named
executive officers, as disclosed pursuant to Item 402 of
the SEC’s Regulation S-K, including the Compensation
Discussion and Analysis, compensation tables and other
narrative compensation disclosure set forth in this Proxy
Statement is hereby APPROVED.
Because the vote on this proposal is advisory, it will not
affect compensation already paid or awarded to any named
executive officer and will not be binding on the Company, the
Board, or the compensation committee. The Board and
compensation committee, however, will review the voting
results and take into account the outcome in determining
future annual compensation for the named executive
officers.
We currently conduct a say-on-pay vote annually. Our next
say-on-pay vote is expected to occur at the 2026 annual
meeting of shareholders.
Our Board of Directors recommends that you vote
“FOR” the approval of named executive officer
compensation as set forth above.

72	2025 Notice of Annual Meeting & Proxy Statement

20. PROPOSAL 4: SHAREHOLDER PROPOSAL FOR INDEPENDENT BOARD CHAIRMAN
Shareholders request that the Board of Directors adopt an
enduring policy, and amend the governing documents as
necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.
Whenever possible, the Chairman of the Board shall be an
Independent Director.
The Board has the discretion to select a Temporary
Chairman of the Board who is not an Independent Director to
serve while the Board is seeking an Independent Chairman
of the Board on an accelerated basis.
It is a best practice to adopt this policy soon. However this policy could be phased in when there is a contract renewal
for our current CEO or for the next CEO transition.
The roles of Chairman and CEO are fundamentally different
and should be held by 2 directors, a CEO and a Chairman
who is completely independent of the CEO and our
company. The job of the CEO is to manage the company.
The job of the Chairman is to oversee the CEO.
This proposal is important to Corpay (CPAY) because CPAY
has given the 2 most important jobs in the Company, CEO
and Chairman, to one person.
It is especially important to have an independent Board
Chairman because CPAY has a poorly qualified lead director.
The current CPAY lead is playing outside of his league since his qualifications include 3-decades involvement with a firm that has only $16 million in annual revenue compared to the
$24 Billion CPAY market cap of $24 Billion.
The current CPAY lead director has 25-years excessive
tenure on the CPAY board. As director tenure goes up
director independence goes down. Independence is the most
import attribute of a lead director because the CPAY
Chairman is clearly not independent.
This proposal received 48%-support at the 2024 CPAY
annual meeting.
The 48%-support represented a 50%+ majority vote from
professional CPAY investors who had access to independent
proxy voting advice. Any proposal that gets above 40%
support is probably obtaining a 50%+ majority vote from the
most informed shareholders because there is an
overwhelming abundance of automatic against votes from
the CPAY shareholders who have no access to independent
proxy voting advice.
CPAY shareholders, who have no access to independent
proxy voting advice, could follow the lead of professional
CPAY investors, who have access to independent proxy
voting advice, and vote for this 2025 proposal.
Please vote yes: Independent Board Chairman - Proposal 4

2025 Notice of Annual Meeting & Proxy Statement	73

20. PROPOSAL 4: SHAREHOLDER PROPOSAL FOR INDEPENDENT BOARD CHAIRMAN
Board of Directors Statement of Opposition
The Board recommends a vote AGAINST this proposal
The Board has carefully considered the shareholder
proposal and believes that permanently prescribing a
leadership structure for the Company and requiring the
appointment of an independent Board Chairman is not in the
best interests of the Company or its shareholders.
The Board believes that it should have the flexibility to
consider all relevant factors and select the most appropriate leadership structure for the Company’s circumstances, at
any given time. The current Board leadership structure,
together with the Board’s other practices described below
and elsewhere in this Proxy Statement, already provides
effective independent oversight of management, promotes
Board accountability and responsiveness to shareholders,
and facilitates our execution on strategic priorities. The
appointment of a Lead Independent Director precludes the
need to permanently separate the role of CEO and Chairman
of the Board. The Lead Independent Director serves a one-
year term, which expires at each annual meeting of
shareholders. Currently, Mr. Stull, an independent Director, is the Lead Independent Director. Mr. Stull has served as Lead
Independent Director since 2020, with his term ending at the annual meeting. The Board expects that, if elected at the
annual meeting, Mr. Stull will be appointed to serve another term as Lead Independent Director until the 2026 annual
meeting.
Mr. Stull is the Founder and CEO of Advantage Capital
Partners, a private equity firm, which, since formation, has invested $4.1 billion in over 900 companies, spanning a
diverse array of industry sectors. Prior to founding
Advantage Capital Partners, Mr. Stull served for nine years
as an executive in the investment department of General
American Life Insurance Company, heading its securities
division and personally managing its high yield, convertible, and preferred stock portfolios. Mr. Stull has served as a
director for public and private companies, including serving as member of audit and compensation committees. Mr. Stull
is nationally recognized for his leadership efforts in small business capital formation, particularly for businesses
located in distressed or underserved communities. He was
recognized by Ernst & Young as Entrepreneur of the Year for
his sponsorship of entrepreneurship in Louisiana. Because
of Mr. Stull’s extensive experience serving customers similar to the Company, his guidance and advice as a member of
the Board has been instrumental in the achievement of 20%
CAGR Adjusted EPS growth since going public in 2010. As a
highly accomplished executive, his intimate knowledge of the
Company’s business experienced through many business
cycles has made him a highly effective Company director
and an extraordinarily qualified Lead Independent Director.
Also, he holds an MBA and bachelor’s degree in finance and
economics from Washington University in St. Louis. He has
earned the Fellow Life Management Institute/Master
designation and the right to use the Chartered Financial
Analyst designation.
Our Corporate Governance Guidelines provide the Board
with the flexibility to determine the optimal leadership
structure, including separating the positions of Chair and
CEO if circumstances warrant. The Board believes that the
Directors are best positioned to lead this evaluation given
their knowledge of the Company’s leadership team, strategic
goals, opportunities and challenges. When the Board
established the position of a Lead Independent Director, it
assigned the following powers and responsibilities:
èPreside at all meetings of the Board at which the Chair
of the Board is not present;
èPreside over executive sessions of the non-employee
directors;
èServe as liaison between the non-employee directors
and the Chair and the CEO;
èCall meetings of non-employee directors, with
appropriate notice;
èCoordinate with the Chair and CEO on meeting
schedules, agendas and information provided to the
Board;
èBe available for consultation with significant
stockholders if so requested; and
èExercise and perform such other powers and duties as
may be assigned to the Lead Independent Director by
the Board from time to time.
Most companies in the S&P 500 do not take a rigid approach
to Board leadership structure. According to a 2023 report on
Board Leadership and Structure by the Conference Board,
76% of companies in the S&P 500 provide their boards with
flexibility to determine its leadership structure and only 17%
state that the CEO and Chair role should be separated. In
addition, there is no evidence supporting the claim that an
independent Chair would improve the Company’s or the
Board’s effectiveness. Instead, the Board believes that the
current Board leadership structure leads to certain
efficiencies and allows the Company to speak with one,
clear, unified voice as it tackles the many challenges and
opportunities it faces.
Moreover, Corpay utilizes robust corporate governance
practices, as described in more detail in the Corpay, Inc.
Corporate Governance Guidelines at https://
investor.corpay.com, including maintaining strong,
independent oversight on behalf of stockholders and
consistently ensuring that each Board committee is led by
and composed of independent Directors.
Given the demonstrated successes of the Company’s Chair
and CEO, the robust role and responsibilities of our Lead
Independent Director and Corpay’s strong Board and
corporate governance practices, the Board believes it is in
the best interests of the Company and its stockholders to
maintain the flexibility to determine the appropriate
leadership structure for the Company.
The Board of Directors believes that this proposal is not
in the best interests of the Company or our stockholders
and unanimously recommends that you vote “AGAINST”
this proposal.

74	2025 Notice of Annual Meeting & Proxy Statement

21. OTHER BUSINESS
We know of no other business to be considered at the
meeting and the deadline for shareholders to submit
proposals or nominations has passed. However, if other
matters are properly presented at the meeting, or at any
adjournment or postponement of the meeting, and you have
properly submitted your proxy, then the named proxies will
vote your shares on those matters according to their best
judgment.

2025 Notice of Annual Meeting & Proxy Statement	75

22. ADDITIONAL INFORMATION
Shareholder Proposals
Any proposal that a shareholder wishes to be considered for
inclusion in our Proxy Statement and Proxy Card for the
2026 annual meeting of shareholders must comply with the
requirements of Rule 14a-8 under the Exchange Act and be
received no later than December 31, 2025 at the following
address, Corpay, Inc., Attention: Corporate Secretary, 3280
Peachtree Road, Suite 2400, Atlanta, Georgia 30305.
However, in the event that the annual meeting is called for a date that is not within 30 days before or after June 11, 2026, notice must be received a reasonable time before we begin
to print and mail our proxy materials for the 2026 annual
meeting of shareholders.
If a shareholder wishes to present a proposal before the
2026 annual meeting but does not wish to have a proposal
considered for inclusion in our Proxy Statement and proxy in accordance with Rule 14a-8 or to nominate someone for
election as a director, the shareholder must give written
notice to our Corporate Secretary at the address noted
above. To be timely, a shareholder’s notice to the Corporate
Secretary must be received no earlier than February 11,
2026, which is 120 days prior to the anniversary of this
year’s annual meeting, and no later than March 13, 2026,
which is 90 days prior to the anniversary of this year’s
annual meeting. However, in the event that the annual
meeting is called for a date that is not within thirty days
before or after
June 11, 2026, notice by the shareholder must be received
by the later of the tenth day following the date of the public announcement and the 90th day prior to the annual meeting.
Our Bylaws contain specific procedural requirements
regarding a shareholder’s ability to nominate a director or
submit a proposal to be considered at a meeting of
shareholders. The Bylaws are available on our website at
https://investor.corpay.com under Corporate Governance.
Universal Proxy Rules
In addition to satisfying the requirements under our Bylaws, if a shareholder intends to comply with the universal proxy
rules and to solicit proxies in support of director nominees other than the Company’s nominees, the shareholder must
provide notice that sets forth the information required by
Rule 14a-19 under the Exchange Act, which notice must be
postmarked or transmitted electronically to our Corporate
Secretary at the address noted above no later than 60
calendar days prior to the one-year anniversary of this year’s annual meeting (for the 2026 annual meeting, no later than
April 12, 2026). However, in the event that the 2026 annual
meeting is called for a date that is not within thirty days of
June 11, 2026, notice by the shareholder must be received
by the later of (i) the 135th day before such annual meeting or (ii) the tenth day following Corpay’s first public
announcement of the date of such meeting.

76	2025 Notice of Annual Meeting & Proxy Statement

22. ADDITIONAL INFORMATION
Solicitation of Proxies
The Company is paying the costs of the solicitation of
proxies. We have retained DF King & Co., Inc. to assist in
the solicitation of proxies from beneficial owners of shares for the annual meeting. We have agreed to pay DF King a
fee of approximately $20,000 per year plus out-of-pocket
expenses. You may contact DF King at (888) 548-6498.
Proxies may be solicited by officers, directors and regular
supervisory and executive employees of the Company, none
of whom will receive any additional compensation for their
services. These solicitations may be made personally or by
mail, facsimile, telephone, messenger, or via the Internet.
The Company will pay persons holding common shares in
their names or in the names of nominees, but not owning
such shares beneficially, such as brokerage houses, banks,
and other fiduciaries, in accordance with NYSE Rule 451 for
the expense of forwarding solicitation materials to their
principals. The Company will pay all proxy solicitation costs in accordance with NYSE Rule 451.
Voting Procedures
Tabulation of Votes: Broadridge Investor Communication
Solutions, Inc. will tabulate votes cast by proxy or in person at the meeting. We will report the results in a Form 8-K filed with the SEC within four business days of the annual
meeting.
Vote Required; Effect of an Abstention and Broker Non-
Votes: The shares of a holder whose ballot on any or all
proposals is marked as “abstain” will be included in the
number of shares present at the annual meeting for the
purpose of determining the presence of a quorum. If you are
the beneficial owner of shares held by a broker or other
custodian, you may instruct your broker how you would like
your shares voted. If you wish to vote the shares you own
beneficially at the meeting, you must first request and obtain a proxy from your broker or other custodian. If you choose
not to provide instructions or a legal proxy, your shares are referred to as uninstructed shares. Whether your broker or
custodian has the discretion to vote these shares on your
behalf depends on the ballot item. The following table
summarizes the vote threshold required for passage of each
proposal and the effect of abstentions and uninstructed
shares held by brokers.

Proposal Number	Item	Vote Required for Approval	Abstentions	Uninstructed Shares	Board Voting Recommendation

1	To elect the eleven directors	Majority of votes cast	No effect	No effect	FOR each nominee
2	To ratify the reappointment of Ernst & Young LLP as our independent public accounting firm for 2025	Majority of votes cast	No effect	Discretionary vote by broker permitted	FOR
3	To approve, on an advisory basis, named executive officer compensation	Majority of votes cast	No effect	No effect	FOR
4	To vote on a shareholder proposal regarding an independent Board chair requirement, if properly presented at the meeting	Majority of votes cast	No effect	No effect	AGAINST
If you sign and return a proxy card or vote your shares via the Internet but do not provide voting instructions, your shares will be voted as listed in the “Board Voting Recommendation” column in the table above.

2025 Notice of Annual Meeting & Proxy Statement	77

22. ADDITIONAL INFORMATION
Where to Find More Proxy Voting Information:
èThe SEC’s website has a variety of information about
the proxy voting process at www.sec.gov/spotlight/
proxymatters.shtml.
èContact the Investor Relations department through
our website at https://investor.corpay.com or by phone
at (770) 417-4697.
èContact the broker or bank through which you
beneficially own your shares.
Revoking Your Proxy: Shareholders of record may
revoke their proxy and change their vote at any time
before the polls close at the annual meeting by submitting
a subsequent proxy (if you received a proxy card) or by
using the Internet, by telephone or by mail to vote after the date of your proxy; sending written notice of revocation to
our Corporate Secretary at Corpay, 3280 Peachtree Road,
Suite 2400, Atlanta, Georgia 30305; or voting in person at
the annual meeting. If you hold shares through a bank or
broker, please refer to your proxy card or other voting
information form forwarded by your bank or broker to see
how you can revoke your proxy (if you received one) and
change your vote.
Proxy Authority: When you submit your proxy, you
authorize Ronald F. Clarke and Alissa B. Vickery, or either
one of them, each with full power of substitution, to vote
your shares at the annual meeting in accordance with your
instructions or, if no instructions are given, in accordance with the Board’s recommendations as described in the
table above.
The proxies, in their discretion, are further authorized to
vote on any adjournments or postponements of the annual
meeting, for the election of one or more persons to the
Board if any of the nominees becomes unable to serve or
for good cause will not serve, on matters which the Board
does not know a reasonable time before making the proxy
solicitations will be presented at the annual meeting or any other matters which may properly come before the annual
meeting and any postponements or adjournments thereto.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and
intermediaries (such as banks and brokers) to satisfy the
delivery requirements for Proxy Statements and annual
reports with respect to two or more shareholders sharing
the same address by delivering a single Proxy Statement
addressed to those shareholders. This process, which is
commonly referred to as “householding,” potentially means
extra convenience for shareholders and cost savings for
companies.
This year, a number of banks and brokers with account
holders who are shareholders will be “householding” our
proxy materials. A single Proxy Statement will be delivered
to multiple shareholders sharing an address unless
contrary instructions have been received from the affected
shareholders. Once you have received notice from your
bank or broker that it will be “householding”
communications to your address, “householding” will
continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to
participate in “householding” and would prefer to receive a
separate Proxy Statement, please notify your bank or
broker, or direct your written request to Corpay, Inc.,
Attention: Corporate Secretary, 3280 Peachtree Road,
Suite 2400, Atlanta, Georgia 30305, HOUSEHOLDING,
and we will deliver a separate copy of the Proxy Statement
upon request. Shareholders who currently receive multiple
copies of the Proxy Statement and annual report at their
address and would like to request “householding” of their
communications should contact their bank or broker.

78	2025 Notice of Annual Meeting & Proxy Statement

23. APPENDIX A
Management’s Use of Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Net Income Per Diluted Share
We have defined the non-GAAP measure adjusted net
income as net income as reflected in our statement of
income, adjusted to eliminate (a) non-cash stock based
compensation expense related to share based compensation
awards, (b) amortization of deferred financing costs,
discounts, intangible assets, amortization of the premium
recognized on the purchase of receivables and amortization
attributable to our noncontrolling interest, (c) integration and deal related costs, and (d) other non-recurring items,
including unusual credit losses, certain discrete tax items, the impact of business dispositions, impairment losses, asset write-offs, restructuring costs, loss on extinguishment of
debt, taxes associated with stock-based compensation
programs, losses and gains on foreign currency transactions
and legal settlements and related legal fees. We calculate
adjusted net income and adjusted net income per diluted
share to eliminate the effect of items that we do not consider indicative of our core operating performance.
We have defined the non-GAAP measure adjusted net
income per diluted share as the calculation previously noted
divided by the weighted average diluted shares outstanding
as reflected in our statement of income.
Adjusted net income and adjusted net income per diluted
share are supplemental measures of operating performance
that do not represent and should not be considered as an
alternative to net income, net income per diluted share or
cash flow from operations, as determined by U.S. generally
accepted accounting principles, or U.S. GAAP. We believe it
is useful to exclude non-cash share-based compensation
expense from adjusted net income because non-cash equity
grants made at a certain price and point in time do not
necessarily reflect how our business is performing at any
particular time and share based compensation expense is
not a key measure of our core operating performance. We
also believe that amortization expense can vary substantially from company to company and from period to period
depending upon their financing and accounting methods, the
fair value and average expected life of their acquired
intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have
excluded amortization expense from our adjusted net
income. We also believe that integration and deal related
costs and one-time non-recurring expenses, gains, losses,
and impairment charges do not necessarily reflect how our
investments and business are performing. We adjust net
income for the tax effect of each of these non-tax items.

2025 Notice of Annual Meeting & Proxy Statement	79

23. APPENDIX A
Reconciliation of Net Income to Pro Forma Adjusted Net Income
Set forth below is a reconciliation of adjusted net income and adjusted net income per diluted share to the most directly comparable GAAP measure, net income and net income per diluted share (in millions, except per share amounts):

	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

Net income attributable to Corpay	$1,004	$982	$954	$839	$704	$895	$811	$740	$452	$362	$369	$285	$216	$147	$108
Net income per diluted share	$13.97	$13.20	$12.42	$9.99	$8.12	$9.94	$8.81	$7.91	$4.75	$3.85	$4.24	$3.36	$2.52	$1.76	$1.34
Adjustments:
Stock-based compensation expense	117	116	121	80	43	61	70	93	64	90	38	27	19	22	27
Amortization(6)	239	234	238	215	196	217	227	233	184	181	100	56	38	25	22
Net gain on disposition of assets/ business	(121)	(14)	—	—	—	—	(153)	(109)	—	—	—	—	—	—	—
Investment (gains) losses	—	—	—	—	(30)	3	7	45	25	40	—	—	—	—	—
Loss on write-off of fixed assets	—	—	—	—	—	2	9	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	5	—	2	16	—	—	2	3	—	—	16	—	—	3	—
Legal settlements and litigation	3	2	6	6	—	6	6	11	—	—	—	—	—	—	—
Goodwill impairment	90	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Integration and deal related cost(1)	34	31	19	31	12	—	—	—	—	—	—	—	—	—	—
Restructuring and related (subsidies) costs	9	4	7	(2)	4	3	5	1	—	—	—	—	—	—	—
Unauthorized access impact	—	—	—	—	—	—	2	—	—	—	—	—	—	—	—
Other non-cash adjustments	16	—	—	—	90(5)	—	—	2	—	—	(29)	—	—	—	—
Total pre-tax adjustments(2)	392	373	393	346	316	291	175	279	274	311	125	83	57	49	49
Income tax impact of pre- tax adjustments at the effective tax rate(3)	(99)	(97)	(111)	(76)	(68)	(62)	(39)	(93)	(67)	(81)	(46)	(24)	(17)	(15)	(14)
Discrete tax items(4)	68	—	—	—	10	(62)	23	(127)	—	—	—	—	—	—	—
Adjusted net income(2)	$1,364	$1,259	$1,237	$1,110	$962	$1,062	$970	$799	$659	$593	$448	$343	$256	$182	$143
Adjusted net income per diluted share	$19.01	$16.92	$16.10	$13.21	$11.09	$11.79	$10.53	$8.54	$6.92	$6.30	$5.15	$4.05	$2.99	$2.17	$1.77
(1)Beginning in 2020, the Company included integration and deal related costs in its definition to calculate adjusted net income and adjusted net income per diluted share. Prior period amounts were immaterial.
(2)The sums of pre-tax adjustments and adjusted net income may not equal the totals presented due to rounding.
(3)Represents provision for income taxes of pre-tax adjustments. 2022 year includes $9.0 million adjustment for tax benefit of certain income determined to be permanently invested. 2021 year includes remeasurement of deferreds due to the increase in UK corporate tax rate from 19% to 25% of $6.5 million. 2020 year includes a tax reserve adjustment related to prior year tax positions of $9.8 million. 2019 year includes discrete tax effect of non-cash investment gain.
2019 also excludes the results of the Company's Masternaut investment on our effective tax rate, as results were reported on a post-tax basis and no tax-
over-book outside basis difference prior to disposition. 2017 year excludes the net gain realized upon our disposition of Nextraq, representing a pretax gain of $175.0 million and tax on gain of $65.8 million. 2014 through 2017 years exclude the results of our equity method investment on our effective tax rate, as results from our equity method investment are reported within the Consolidated Income Statements on a post-tax basis and no tax-over-book outside basis differences related to our equity method investment are expected to reverse. 2024 excludes the net gain realized upon disposition and impact of 2024 discrete tax item.
(4)Represents the impact to taxes from the reversal of a valuation allowance related to the disposition of our investment in Masternaut of $65.7 million in 2019, and impact of tax reform adjustments included in our effective tax rate of $22.7 million in 2018. Also, includes the impact of a discrete tax item for a Section
199 adjustment related to a prior tax year in 2019 results of $1.8 million. For 2024, represents discrete non-cash tax provision recognized in the fourth quarter of 2024 related to a prior tax planning strategy and taxes on net gain realized upon disposition of our merchant solutions business within US Vehicle
Payments of $47.8 million.
(5)Represents a bad debt loss in the first quarter of 2020 from a large client in our Cambridge business entering voluntary bankruptcy due to the extraordinary impact of the COVID-19 pandemic.
(6)Includes amortization related to intangible assets, premium on receivables, deferred financing costs, and debt discounts.

80	2025 Notice of Annual Meeting & Proxy Statement

23. APPENDIX A
Reconciliation of Net Income to Pro Forma Adjusted Net Income
($ in millions*, except per share amounts)

	Year Ended 2010	2011 Changes	Pro Forma 2010

Income before income taxes	$151	$1	$152
Provision for income taxes	43	2	46
Net income	108	(2)	106
Stock based compensation	27	(5)	22
Amortization of intangible assets	17	—	17
Amortization of premium on receivables	3	—	3
Amortization of deferred financing costs	2	—	2
Loss on extinguishment of debt	—	3	3
Total pre-tax adjustments	49	(2)	47
Income tax impact of pre-tax adjustments at the effective tax rate	(14)	—	(14)
Total pre-tax adjustments	$143	$(4)	$139
Adjusted net income per diluted share	$1.77		$1.66
Diluted shares	80.8		83.7
* The sums of pre-tax adjustments and adjusted net income may not equal the totals presented due to rounding

Corpay

©2025 Corpay, Inc. The Corpay logo is owned by Corpay.

SCAN TO
VIEW MATERIALS & VOTE

CORPAY, INC.
ATTN: CORPORATE SECRETARY
3280 PEACHTREE ROAD, STE 2400
ATLANTA, GA 30305

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70271-P32007 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORPAY, INC.

The Board of Directors recommends you vote FOR the following:

1. Elect Directors nominated by the Board of Directors for a one-year term:

Nominees:	For	Against	Abstain
1a. Annabelle Bexiga	☐	☐	☐
1b. Ronald F. Clarke	☐	☐	☐
1c. Joseph W. Farrelly	☐	☐	☐
1d. Rahul Gupta	☐	☐	☐
1e. Thomas M. Hagerty	☐	☐	☐
1f. Archie L. Jones, Jr.	☐	☐	☐
1g. Richard Macchia	☐	☐	☐
1h. Hala G. Moddelmog	☐	☐	☐
1i. Jeffrey S. Sloan	☐	☐	☐
1j. Steven T. Stull	☐	☐	☐
1k. Gerald Throop	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratify the re-appointment of Ernst & Young LLP as Corpay's independent public accounting firm for 2025.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal 4:	For	Against	Abstain
4. Shareholder proposal regarding an independent Board chair requirement, if properly presented at the meeting.	☐	☐	☐

NOTE: The proxy will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of each of the eleven nominees for Director in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ANNUAL MEETING OF SHAREHOLDERS OF CORPAY, INC.

June 11, 2025

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at investor.corpay.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V70272-P32007

CORPAY, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
June 11, 2025

The undersigned hereby appoints Ronald F. Clarke and Alissa B. Vickery, either of them, proxies with full power of substitution for and in the name of the undersigned, to vote all shares of stock of Corpay, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held Wednesday, June 11, 2025, 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated April 30, 2025 and upon any other business that may properly come before the meeting or any postponements or adjournments thereof. The proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as follows and otherwise in their discretion upon all matters that may properly come before the meeting or any postponement or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on reverse side)